                                                                    EXHIBIT 10.8

                                                MASTER AGREEMENT NO. P/PS-960163






                                MASTER AGREEMENT

                                      FOR

                            THE PURCHASE OF PRODUCTS

                                      AND

         INVENTORY MAINTENANCE, ASSEMBLY AND FULFILLMENT (IAF) SERVICES

                                    BETWEEN

                          PACIFIC BELL MOBILE SERVICES

                                      AND

                                 CELLSTAR, LTD.


                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement







THIS AGREEMENT HAS CONFIDENTIAL PORTIONS OMITTED, WHICH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT BY "[REDACTED]".

                                                MASTER AGREEMENT NO. P/PS-960163

                               TABLE OF CONTENTS
                               -----------------

1. DEFINITIONS                                                            1
2. TERM OF AGREEMENT                                                      3
3. MASTER AGREEMENT                                                       3
4. SCOPE OF WORK                                                          4
   4.1 CUSTOMER PARTNER TEAM                                              4
   4.2 EXTERNAL RELATIONSHIPS                                             4
       4.2.1 Sourcing                                                     4
       4.2.2 Vendors and Product Suppliers                                5
       4.2.3 Retailers and Other Resellers                                6
       4.2.4 Direct Sales Accounts (Subscriber and Business Customers)    6
   4.3 WORKING RELATIONSHIP                                               6
       4.3.1 Dedicated Product Inventory Ownership and Management         6
       4.3.2 Open Stock Forecast and Supply                               7
       4.3.3 Product Assembly                                             7
       4.3.4 Credit Line Administration, Order Processing and Fulfillment 7
       4.3.5 Accounts Receivable, Invoicing and Collections               8
       4.3.6 Inventory Accounting and Control                             9
       4.3.7 Maintenance of Books and Records                             9
       4.3.8 Inventory/Warehousing                                        9
       4.3.9 Returns Processing                                           9
       4.3.10 Use of Fictitious Business Name                             9
   4.4 COMPENSATION                                                      10
       4.4.1 Start-up Costs                                              10
       4.4.2 Inventory Carrying Costs                                    10
       4.4.3 Standard Product Cost                                       10
       4.4.4 Credit for Customer Receivable                              11
       4.4.5 Fulfillment Services Costs                                  11
       4.4.6 Monthly Recurring Service Fees                              11
       4.4.7 Returns                                                     11
       4.4.8 Purchase Price Variances                                    11
   4.5 PBMS/SUPPLIER AGREEMENTS                                          12
5. ORDERS                                                                13
6. PRICES                                                                14

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

7. INVOICING AND PAYMENT                                                 14
8. SHIPPING AND PACKING                                                  15
9. TAXES                                                                 15
10. RECORDS AND AUDITS                                                   16
11. INDEPENDENT CONTRACTOR                                               16
12. NONEXCLUSIVE AGREEMENT                                               16
13. INDEMNIFICATION                                                      16
14. INSURANCE                                                            17
15. ACCESS                                                               18
16. INFORMATION                                                          19
17. QUALITY                                                              20
18. REGISTRATION                                                         21
19. INSIGNIA                                                             22
20. HAZARDOUS MATERIALS                                                  22
21. CODES, LAWS OR REGULATIONS                                           22
22. NOTICE OF DELAYS                                                     22
23. CHANGES AND SUSPENSIONS                                              22
24. TERMINATION AND CANCELLATION                                         23
25. PARTIAL TERMINATION OR CANCELLATION                                  23

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

26. NONASSIGNMENT                                                        24
27. NOTICES                                                              24
28. PUBLICITY                                                            24
29. COMPLIANCE WITH LAWS                                                 24
30. TITLE                                                                25
31. NO THIRD PARTY BENEFICIARIES                                         25
32. AMENDMENTS AND WAIVERS                                               25
33. EXECUTIVE ORDERS                                                     25
34. HEADINGS                                                             25
35. GOVERNING LAW                                                        25
36. REMEDIES CUMULATIVE                                                  25
37. SEVERABILITY                                                         25
38. SURVIVAL                                                             26
39. PATENTS                                                              26
40. FORCE MAJEURE                                                        26
41. SUBCONTRACTING PLAN                                                  26
42. MBE/WBE/DVBE CANCELLATION CLAUSE                                     26
43. DELIVERY OF PRODUCTS AND PERFORMANCE OF SERVICES                     27
44. USE OF CELLSTAR'S PUBLISHED SPECIFICATIONS                           28

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

45. DOCUMENTATION                                                        28
46. RISK OF LOSS                                                         28
47. WARRANTIES                                                           28
48. TERMINATION OF ORDERS                                                29
49. ALTERNATE DISPUTE RESOLUTION                                         29
50. PRECEDENCE                                                           30
51. LIMITATION OF LIABILITY                                              30
52. CORPORATE AUTHORIZATION                                              30
53. ENTIRE AGREEMENT                                                     31

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

                                    EXHIBITS
                                    --------

EXHIBIT A:   Executive Orders and Associated Regulations

EXHIBIT A-1: Job Specific Subcontracting Plan

EXHIBIT A-2: MBE/WBE/DVBE Summary Subcontracting Report
             (Job Specific Results)

EXHIBIT A-3: Commodity Product Subcontracting Plan

EXHIBIT A-4: MBE/WBE/DVBE Summary Subcontracting Report
             (Commodity Results)

EXHIBIT B:   Description of Products, Services & Prices

EXHIBIT C:   PBMS' Credit and Collection Costs

EXHIBIT D:   PCS Price List

EXHIBIT E:   Sample Order

EXHIBIT F:   Assembly Cost Model

APPENDIX 1:  Procedures Manual

                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163


THIS MASTER AGREEMENT ("AGREEMENT"), EFFECTIVE SEPTEMBER 20, 1996, IS BETWEEN CELLSTAR, LTD., A TEXAS LIMITED PARTNERSHIP ("CELLSTAR"), AND PACIFIC BELL MOBILE SERVICES, A CALIFORNIA CORPORATION ("PBMS"). THE PARTIES, INTENDING TO BE LEGALLY BOUND, AGREE AS FOLLOWS:

1.   DEFINITIONS

     For purposes of this Agreement, the following terms and all other terms defined in this Agreement shall have the meanings so defined unless the context clearly indicates otherwise. A term defined in the singular shall include the plural and vice versa when the context so indicates.

     "AFFILIATE" - means with respect to PBMS (a) any corporation or other entity owning, either directly or indirectly, a majority of the outstanding stock of PBMS ("Parent"), or (b) any corporation or other entity in which a majority of the ownership interest is held, either directly or indirectly, by Parent or PBMS.

     "CELLSTAR ORDER" - means an order executed by CellStar under a product supplier/PBMS agreement.

     "COMPONENT INVENTORY" - means items carried in inventory at the component level for resale to subscribers as repair or replacement items. These components are usually but not always "B Stock" items which have been received as returns without apparent defect or reconditioned merchandise which cannot be sold as new equipment.

     "CUSTOMERS" - means either Retailers, resellers, business and/or end users.

     "DEDICATED PRODUCTS" - means Products purchased by CellStar at PBMS" direction under terms negotiated by PBMS with the Product manufacturers. Subject to Section 4.3.1.c, Dedicated Products shall be reserved exclusively for PBMS' use.

     "FULFILLMENT SERVICES" - means picking, assembling of Products, packaging, preparation of shipping documents, shipping to Customers, processing of Customer returns and tracking of shipments and all associated Services associated with providing Products to Customers and receiving Products back from Customers.

     "INFORMATION" - means all ideas, discoveries, concepts, know-how, techniques, designs, specifications, drawings, sketches, models, manuals, samples, tools, pricing, Customer lists, competitor, manufacturer, or manufacturing information, computer programs, technical information, and other confidential business, Customer or personnel information or data, whether written, oral or otherwise owned or controlled by the disclosing party.

     "INSIGNIA" - means PBMS' and as applicable, the manufacturers' trademarks, trade names, symbols, decorative designs or evidence of PBMS' inspection.

                                       1
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                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

     "MATERIAL ADVERSE CHANGE" - means a material adverse change in (a) the business assets, operations, prospects or financial condition of either party, or (b) the ability of either party to perform its obligations under this Agreement.

     "OPEN STOCK" - means Products purchased at CellStar's discretion and in CellStar's inventory available to the general market.

     "OPEN STOCK INVENTORY" - means original equipment manufacturer accessories carried in inventory by CellStar for sale to PBMS and other CellStar customers. These items may be packaged as PBMS branded items in unique PBMS retail packages. When so packaged at the request of PBMS, these items are converted to "Dedicated Products".

     "ORDERS" - means purchase orders, in written (e.g. mailed or faxed), or electronic form (e.g. EDI, flat file) as may be delivered to CellStar for the purpose of ordering Products and/or Services hereunder. A purchase order shall be substantially in the form of Exhibit E (Sample Order) attached hereto and made a part hereof. Each such purchase order, in written or electronic form shall be deemed to be a separate and independent agreement between the parties thereto with respect to the subject matter thereof and shall incorporate (a) all of the provisions of this Agreement (including any appendices, exhibits, specifications and other documents attached hereto) as it may from time to time be amended, and (b) any specifications attached thereto.

     "PCS" - means Personal Communication Services.

     "PROCEDURES MANUAL" - means a multi-paged document, (the initial version of which is attached hereto and incorporated by reference hereto as Appendix
     1), which details processes and deliverables which will be routinely performed in the relationship between CellStar and PBMS, and which shall be periodically revised, from time to time, upon written agreement by both parties.

     "PRODUCTS" - means the equipment and materials, including but not limited to: PCS handsets, accessories, and collateral material, as may be furnished to PBMS' Customers by CellStar hereunder.

     "PURCHASE PRICE VARIANCE" - means the difference between the actual delivered cost of Products or components and the standard cost contained in CellStar's accounting systems.

     "RETAILER" - means any vendor of products, whether through traditional retail outlet or through membership or discount or wholesale establishments selling to the end user consumer.

     "SERVICES" - means all services furnished by CellStar hereunder to PBMS and/or to PBMS' Customers.

     "SPECIFICATIONS" - means CellStar's commercial and technical specifications (including drawings) for the Products and Services provided hereunder and such other specifications, e.g. (Procedures Manual), as are listed in the exhibits or appendices, attached hereto and made a part hereof, or as are attached to and made a part of the applicable Order.

                                       2
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

     "WARRANTY" - means the warranties for CellStar's Services or the Products covered by CellStar's and/or the Product manufacturer's warranties under this Agreement.

2.   TERM OF AGREEMENT
     a. This Agreement shall become effective as of the date stated above (the "Effective Date"), and unless sooner terminated or canceled as provided herein, shall continue through September 20, 2001.
     b. Either CellStar or PBMS may terminate this Agreement upon one hundred and eighty (180) calendar days' prior written notice to the other setting forth the effective date of such termination. The termination, cancellation or expiration of this Agreement shall not affect the obligations of the parties under any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement had not expired, or been terminated or canceled. Upon the termination, cancellation or expiration of this Agreement, PBMS agrees to purchase any Dedicated Products remaining in CellStar's inventory, including any Open Stock inventory which has been converted to Dedicated Product inventory.

3.   MASTER AGREEMENT

     a This Agreement anticipates the future issuance of Orders by Pacific Bell Mobile Services and any PBMS Affiliate as may be designated by Pacific Bell Mobile Services in writing. Each such entity executing an Order shall be deemed to be a party to that Order and shall be subject to the terms and conditions of this Agreement for purposes of that Order; provided that no PBMS Affiliate shall be permitted to issue an Order hereunder until (i) such Affiliate has satisfied CellStar's credit standards, and (ii) an authorized representative of such Affiliate has executed appropriate documentation pursuant to which it agrees to be bound by the terms and conditions of this Agreement for the obligations incurred under such Order. For the purposes of any Order executed hereunder by any PBMS Affiliate, the term "PBMS" in this Agreement shall be deemed to also refer to such Affiliate where the context so indicates. Prior to any Affiliate's execution of an Order hereunder, PBMS shall obtain that Affiliate's written agreement to be bound by all the terms and conditions of this Agreement.

     b. The provisions of this Agreement shall apply to all contracts entered into between CellStar and PBMS during the term of this Agreement with respect to the Products and Services which are the subject of this Agreement unless the parties expressly agree otherwise by a written modification to this Agreement, signed by the persons who executed this Agreement or any other authorized representative of the parties, or unless an Affiliate of PBMS enters into a separate written agreement with CellStar, signed by CellStar and the persons authorized to execute agreements for the PBMS Affiliate. Any such separate agreement signed between CellStar and a PBMS Affiliate shall apply only to CellStar and such Affiliate and have no effect

                                       3
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

        whatsoever on PBMS. In the absence of such a modification to this Agreement or such separate agreement, any terms in any other contract respecting the subject matter of this Agreement which are additional to, different from or inconsistent with the provisions of this Agreement shall be deemed to be void and of no effect whatsoever.

4.   SCOPE OF WORK

     This Agreement describes the principles of the relationship between PBMS and CellStar and describes CellStar's provision of Products and value added Services, including but not limited to, sourcing, inventory, assembly, credit, collections and fulfillment Services to support Product distribution to PBMS' Customers.

     4.1  CUSTOMER PARTNER TEAM
          The parties will jointly commit resources to support the following business processes and structures to accomplish PBMS' and CellStar's objectives under this Agreement.

          The Customer Partner Team ("CPT") shall set direction, priorities, expectations and boundaries and act to resolve business issues which arise. The CPT will particularly focus on emphasizing collaborative work between the parties and to preserve and promote partnering between the parties.

          CPT members shall consist of three (3) representatives each from CellStar and PBMS. At least one representative from each party will be at the vice president level or higher. Those representatives, together with the other CPT members shall be responsible for:

          1.   Maintaining and reviewing the Services cost structure;
          2. Reviewing current processes and additional issues as the parties may identify for process improvements;
          3. At least once each calendar quarter, reviewing pricing, and recommending price adjustments to the CPT, if necessary;
          4. Reviewing forecasting, supply management, and delivery processes in an effort to streamline processes and to reduce costs associated with these processes for the benefit of both parties; and
          5. Facilitating the Alternate Dispute Resolution ("ADR") process as defined in this Agreement.

     4.2  EXTERNAL RELATIONSHIPS

          4.2.1  SOURCING

               PCS Equipment.  PBMS has entered into, or may enter into,
               -------------
               agreements ("PBMS/supplier agreements") with certain manufacturers or suppliers (hereinafter individually and collectively "product suppliers") for the purchase of Products. CellStar agrees that, except with respect to Open Stock, it shall, upon receipt of an Order by PBMS, place a CellStar

                                       4
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

               Order under the PBMS/supplier agreement specified by PBMS for the quantity of Dedicated Products identified by PBMS in such Order. Notwithstanding the above, CellStar shall not be obligated to purchase Products on behalf of PBMS which will bring anticipated inventory above a level of expected 60 day sales. PBMS shall provide CellStar the applicable PBMS/supplier agreement (or all pertinent portions thereof) in order for CellStar to place a CellStar Order. If CellStar cannot abide by any term(s) set out in the PBMS/supplier agreement (or portions thereof) provided by PBMS, CellStar shall immediately notify PBMS and shall not proceed with placing a CellStar Order under such agreement until PBMS and CellStar expressly agree otherwise in writing. Further terms around CellStar's use of PBMS/supplier agreements are set forth in Section 4.2.2 below and the section entitled "PBMS/Supplier Agreements" of this Agreement.

          4.2.2  VENDORS AND PRODUCT SUPPLIERS
               a. Generally, in this Agreement where the term "vendor" or "manufacturer" is used, it means the supplier providing Open Stock to CellStar. Where the term "product supplier" is used, it means the supplier providing Dedicated Products to CellStar under a CellStar Order issued pursuant to the PBMS/supplier agreement.
               b. With respect to Dedicated Products, PBMS will be responsible for product supplier selection and certification, product selection, pricing and contract negotiations for Dedicated Products. As to each CellStar Order for Dedicated Products, PBMS shall pass through to CellStar the rights of PBMS under the product supplier agreement, including but not limited to, product supplier indemnity and warranties applicable to CellStar's use of the Dedicated Products, to the extent allowed by the product supplier. Nothing in this Agreement shall diminish any pass-through warranties, indemnity or other rights extended to CellStar through PBMS, by the product suppliers.
               c. If PBMS directs CellStar to issue a CellStar Order for the purchase of Dedicated Products under a PBMS/supplier agreement, PBMS will ensure that the product supplier has granted CellStar all necessary rights to place that Order.
               d. CellStar will procure, receive, inventory, pack for shipping, ship, and disburse Dedicated Products received from the vendors and product suppliers.
               e. CellStar will be solely responsible for entering into any necessary vendor agreements for the purchase of Open Stock Products. CellStar shall pass through to PBMS the rights of CellStar under the vendor agreement, including but not limited to, vendor indemnity and warranties applicable to PBMS' and its Customers' use of the Open Stock Products, to the extent allowed by the vendor. Nothing in this Agreement shall diminish any

                                       5
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

                    pass-through warranties, indemnity or other rights extended to PBMS through CellStar, by the vendor.

          4.2.3  RETAILERS AND OTHER RESELLERS
               a.   Generally all Customer contact will be through PBMS.
               b. Generally, issues related to Customer payment, credit and collections will be handled through CellStar.
               c. CellStar will provide Products to Customers as specified in Exhibit D and invoice Customers at PBMS' direction as stated in the applicable Order or if not stated in the Order, as specified in the Procedures Manual.
               d. CellStar will process Customer returns in accordance with PBMS' sales policy as specified in the Procedures Manual.

          4.2.4  DIRECT SALES ACCOUNTS (SUBSCRIBER AND BUSINESS CUSTOMERS)

               PBMS will handle all billing and accounts receivable transactions with direct sales account Customers. CellStar's primary responsibility in connection with Direct Sales Accounts ("Direct Sales Accounts") will be to provide fulfillment Services and to process Customer returns in accordance with the Procedures Manual.

     4.3  WORKING RELATIONSHIP
          The following processes will be contained and further described in the Procedures Manual:

          4.3.1  DEDICATED PRODUCT INVENTORY OWNERSHIP AND MANAGEMENT
               a. CellStar will maintain inventories in its facilities and will be responsible for risk of physical loss or damage, and any requested insurance as is consistent with prepaid and add conventions.
               b. CellStar will determine inventory and safety stock levels necessary to support PBMS' business pursuant to a rolling 90 calendar day forecast which PBMS shall provide and update monthly.
               c. PBMS and CellStar recognize that product suppliers may prohibit sale of handsets outside PBMS' services territory. In light of that recognition, PBMS and CellStar shall work cooperatively with the product suppliers to dispose of slow-moving stock. If CellStar wishes to sell Dedicated Products to third parties in addition to PBMS' Customers, CellStar shall 1) gain the written consent of PBMS Director of Procurement prior to the sale, and 2) if requested by PBMS and at a charge to be agreed upon, remove the Insignia from the Product.
               d. CellStar will provide space for PBMS to perform quality control inspections on inbound Dedicated Products as reasonably required by PBMS, as specified in the Procedures Manual.

                                       6
                         PROPRIETARY AND CONFIDENTIAL
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                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

          4.3.2  OPEN STOCK FORECAST AND SUPPLY
               a. PBMS will provide a forecast of PBMS' requirements for Open Stock Products on a rolling 90 calendar day forecast. Such forecast shall be updated by PBMS.
               b. CellStar will advise PBMS promptly, within 2 business days, of any Open Stock vendor supply constraints.
               c. CellStar will make reasonable best efforts to provide Open Stock Product availability to fill all PBMS Orders.

          4.3.3  PRODUCT ASSEMBLY
               a. CellStar will assemble and package components to PBMS' specifications.
               b. CellStar will control the security and data collection processes for SIM cards.
               c. CellStar will provide PBMS with sales forecasting and DRP/MRP assistance to facilitate efficient inventory management accessible manually initially, by 11-1-1996.
               d. PBMS will provide input to sales forecasting modules and DRP/MRP system parameters to (i) facilitate efficient inventory management and (ii) ensure product availability as necessary.
               e. PBMS and CellStar will work together to develop cost effective production/assembly processes.

          4.3.4  CREDIT LINE ADMINISTRATION, ORDER PROCESSING AND FULFILLMENT
               a. PBMS' Customer Care and Order Processing systems shall be capable of accepting orders from Retailers and other resellers, individual subscribers, and business Customers.
               b. PBMS will determine and administer all Order processing procedures, specific Customer Order packaging requirements, pricing, sales and marketing relationships with its Customers.
               c. PBMS will pass Customer shipping instructions (including without limitation, Order packaging and labeling specifications), and billing information to CellStar electronically through the PBMS Order Processing system, as specified in the Procedures Manual, or in such other manner used by PBMS to communicate the information.
               d.   CellStar shall generate a packing list for each Order.
               e. CellStar will provide Retailer and other reseller credit line administration for Orders received from PBMS. Exceptions to credit lines may be approved by PBMS' Chief Financial Officer or designate and PBMS assumes responsibility for Customer credit risk with respect to such approved exceptions. CellStar assumes responsibility for all other credit risk associated with the financial strength of Retailers and other resellers invoiced by CellStar. PBMS shall be responsible for collection or repayment to CellStar for customer deductions for allowances, fines,

                                       7
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                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

                    penalties and other debits unrelated to traditional credit risk. Notwithstanding the foregoing sentence, if PBMS in good faith believes that any Customer deduction for allowances, fines, etc. are the result of a CellStar error in fulfilling CellStar's obligations under the applicable Order and further believes that CellStar should assume the burden of that deduction, then PBMS may present the issue to the CPT for resolution.
               f. CellStar shall provide all Fulfillment Services with respect to Customer Orders.
               g. CellStar will provide electronic confirmation to PBMS of all shipments completed on behalf of PBMS including carrier tracking codes by January 31, 1997.

          4.3.5  ACCOUNTS RECEIVABLE, INVOICING AND COLLECTIONS
               a. PBMS will bill individual subscribers and business Customers for its Direct Sales Accounts through PBMS' Customer Care and Billing systems (CCBS). Accordingly, PBMS will not provide this type of billing information to CellStar.
               b. CellStar will invoice Retailers and other resellers upon Product shipment in accordance with PBMS' instructions regarding the Customer's billing information as stated in the applicable Order or, if not stated in the applicable Order, as specified in the Procedures Manual.
               c. CellStar will collect payments from Retailers and other resellers.
               d. CellStar will perform payment reconciliation with Retailers and other resellers to assist PBMS in properly classifying deductions and resolving disputes for unauthorized Customer deductions from invoices. PBMS will reimburse CellStar for all Customer deductions (not associated with traditional risk of creditworthiness), whether authorized or otherwise, in accordance with PBMS' Deductions Policy. PBMS shall reimburse CellStar for any unresolved Customer deduction that is outstanding for more than 180 days without regard of the status of collection efforts. Notwithstanding the foregoing sentence, if PBMS in good faith believes that any such Customer deduction arose from a CellStar error which was in CellStar's control, in fulfilling CellStar's obligations under the applicable Order, PBMS shall present the issue to the CPT for resolution. If PBMS reimburses CellStar for a Customer deduction and CellStar subsequently collects the deduction from the Customer, CellStar shall immediately credit PBMS that amount.
               e. CellStar will invoice PBMS for Products shipped to the Customer immediately following Product shipment to the Customer.
               f. Upon PBMS' request, CellStar will promptly provide information to PBMS on each Customer's sales and credit status.

                                       8
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                                                MASTER AGREEMENT NO. P/PS-960163

          4.3.6  INVENTORY ACCOUNTING AND CONTROL

               CellStar covenants and agrees to employ methods of inventory accounting and control that are in accordance with generally accepted accounting principles.

          4.3.7  MAINTENANCE OF BOOKS AND RECORDS

               CellStar covenants and agrees to maintain books and records covering all transactions under this Agreement and shall make such books and records available for PBMS' inspection at any time, including CPA auditors from a major accounting firm hired by or engaged by PBMS, by and through CellStar's representatives and agents, during regular business hours on any business day.

          4.3.8  INVENTORY/WAREHOUSING

               CellStar shall separately inventory and warehouse Dedicated Products from Open Stock. CellStar shall designate an area for Dedicated Products in a separate secure area and in accordance with PBMS' instructions.

          4.3.9  RETURNS PROCESSING

               a. CellStar will process Customer returns from Retailers and other resellers, individual subscribers, and business Customers through its J.D. Edwards system and PBMS' Customer Care and Order Processing systems.
               b. PBMS will be responsible for setting the appropriate standard cost value of the A and B and discard stock items in the inventory master file. CellStar will determine the value of the returned products based on the returns procedures set forth in the Procedures Manual. CellStar will bill PBMS for any inventory writedown from A to B or discard stock value.

               c. All Customer returns and vendor and product supplier warranty procedures for the Products shall be in accordance with the Procedures Manual.

          4.3.10  USE OF FICTITIOUS BUSINESS NAME

               a. The parties understand and agree that CellStar will, for certain purposes, need to use the name "Pacific Bell Mobile Services Fulfillment" or such other substantially similar name as CellStar is able to register as an assumed name in the State of Texas and Dallas County, Texas (the "Name"). PBMS hereby authorizes CellStar to use the name for the following purposes: (i) receipt and acceptance of payment from Customers (including, without limitation, via lock-box wire transfer or check), (ii) inclusion in shipping collateral provided to Customers, (iii) invoicing of Customers and provision of Customer statements, (iv) written and oral correspondence with Customers, (v) such other purposes

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                    as are authorized in writing by PBMS and (vi) collection
                    activities; provided that any use of the Name by CellStar shall be in accordance with the guidelines provided by PBMS entitled "Four Basic Rules", incorporated by reference into this Agreement. PBMS further authorizes CellStar to register the Name with the Secretary of State of the State of Texas and in Dallas County, Texas. CellStar's right to use the Name is a nonexclusive right and PBMS shall retain all ownership and intellectual property rights in the Name. Except as provided herein, CellStar shall not use the Name in any advertising or publicity matter without PBMS' prior written consent.

               b. Upon expiration, termination or cancellation of this Agreement, CellStar may continue to use the Name only during the period the Services are transitioned to PBMS or its authorized contractor and for the purpose of receiving or collecting remaining payments, if any, due CellStar from Customers in connection with the Agreement (collectively, the "Transition Period"). Upon the conclusion of the Transition Period, and upon PBMS' request, CellStar shall confirm in writing that it has ceased all use of the Name.

     4.4  COMPENSATION

          As detailed in Exhibits B and C, PBMS shall compensate CellStar for each of the following Service components:

          4.4.1  START-UP COSTS

               Upon execution of this Agreement, CellStar will invoice PBMS for the start-up costs set forth in Exhibit B.

          4.4.2  INVENTORY CARRYING COSTS

               A recurring charge, calculated and billed monthly as a "cost of capital" charged on [REDACTED]

          4.4.3  STANDARD PRODUCT COST

               CellStar shall invoice PBMS standard Product cost at the time of shipment as set forth in Section 7.a. This cost represents the sum of all Product components and assembly costs including assembly charges, packaging and collateral materials and standard loss allowances as shown on the Product bill of materials.

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          4.4.4  CREDIT FOR CUSTOMER RECEIVABLE

               Following each shipment, CellStar will record a payable to PBMS for the value of the invoice to the Retailer or other reseller as set forth in Section 7.b.

          4.4.5  FULFILLMENT SERVICES COSTS

               A warehouse picking charge of [REDACTED] per carton shipped.

               An additional charge of [REDACTED] per Order picked from
                 Component Inventory.

               Actual transportation charges as billed by the carrier (the discounted amount) for delivery to the Customer.

               Actual insurance charges covering loss or damage in transit.

          4.4.6  MONTHLY RECURRING SERVICE FEES

               The monthly service fees shall be comprised of the following components:

               a.   A monthly "cost of capital" charge predicated on [REDACTED]

               b. A monthly Service fee for invoice processing and collection Services predicated on the cost of such Services plus margins as set forth in Exhibit C.

               c.   Non-recoverable returns and freight.

               d.   Such other items as set forth in Exhibit C.

          4.4.7  RETURNS

               See Procedures Manual. See also Exhibit B for the fees to be billed to PBMS for skid storage fees and Products returned by Customers ("return fees").

          4.4.8  PURCHASE PRICE VARIANCES

               CellStar shall operate on the basis of a "standard cost" accounting system and shall invoice all Product cost at "standard cost" as noted in Section 4.4.3. All purchase price variances for the account of PBMS shall be invoiced or credited to PBMS as of the close of each month. Periodic changes in standard cost will generate a change in inventory valuation and corresponding debit or credit to Purchase Price Variances accounts. These debits and credits to the Purchase Price Variances

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               accounts for the account of PBMS shall be invoiced or credited by
               CellStar as of the close of each month.

     4.5  PBMS/SUPPLIER AGREEMENTS

          a. PBMS has included in certain third party manufacturer or supplier agreements (hereinafter "PBMS/supplier agreements") with its PCS product suppliers (the "product suppliers") the right for a third party distributor, such as CellStar, to execute orders under the PBMS/supplier agreements for the purchase of PCS products. As necessary and as permitted by nondisclosure agreements between PBMS and its suppliers, PBMS agrees to provide CellStar a copy of the PBMS/supplier agreements (or pertinent extracts) in order for CellStar to order Dedicated Products only as PBMS may direct, and not for the purpose of ordering products for any of CellStar's other customers. CellStar agrees to keep the terms of the supplier agreements strictly confidential and not to disclose the terms of the PBMS/supplier agreements, including pricing, to any third party, without PBMS' prior written consent, unless that third party has a legitimate need to know in the performance of services to CellStar, and is covered by an appropriate confidentiality agreement prior to accessing the Information. "Third parties" shall include without limitation, any potential competitors of the product suppliers, including competitors that are partners or third parties holding any form of equity interest in CellStar.

          b.   In addition to the above and subject to CellStar's rights under
               Section 4.2.1. above (regarding instances, if any, in which CellStar has notified PBMS that it cannot comply with a product supplier agreement prior to executing a CellStar Order), CellStar agrees to abide by all applicable terms and conditions of the PBMS/supplier agreements, including payment and confidentiality terms. CellStar may not add any supplementary or conflicting terms to any CellStar Order under a PBMS/supplier agreement without PBMS' prior written consent. The right to receive any liquidated damages, promotional monies or other such payments under a PBMS/supplier agreement shall belong exclusively to PBMS whether or not CellStar executed a CellStar Order for Dedicated Products in connection with the product supplier's payment of liquidated damages, promotional monies or other such payments.
               In the event the product supplier pays any such liquidated damages, promotional monies or other such payments to CellStar in connection with Dedicated Products, CellStar shall immediately transfer those funds to PBMS without set-off, administrative charge or deduction of any kind.

          c. In connection with a CellStar Order for Dedicated Products under a PBMS/supplier agreement, if CellStar does not or, believes it cannot, make full payment to any product supplier within 30 days following product delivery by the product supplier under the applicable CellStar

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               Order, CellStar shall notify PBMS immediately and provide
               information concerning the reason for the nonpayment. Notwithstanding the foregoing, CellStar agrees to make best efforts to make payment to the product suppliers when due and CellStar expressly acknowledges that failure to do so shall result in a material breach by CellStar of the terms of this Agreement, unless PBMS expressly waives CellStar's breach in writing. PBMS agrees that it shall not cure a breach of CellStar's payment obligations under a PBMS/supplier agreement unless and until such time that CellStar's 15 calendar day cure period (as described in Section 24 of this Agreement) has elapsed.

          d. In the event that PBMS cures CellStar's default on any payment obligation to a product supplier under a CellStar Order issued pursuant to a PBMS/supplier agreement, CellStar shall with respect to that default:

               i) TO THE EXTENT THAT CELLSTAR HAS PREVIOUSLY SHIPPED THE PRODUCTS TO THE CUSTOMER: CellStar shall immediately credit PBMS' account in full for the money PBMS paid to the product supplier (the "default amount").

               ii) IN THE EVENT THAT THE PRODUCTS HAVE NOT YET BEEN SHIPPED TO THE CUSTOMER: CellStar shall automatically be deemed to have sold the Products to PBMS upon the date, and in consideration of, PBMS' payment to the product supplier. Any subsequent shipment of such Products to Customers shall be considered consignment inventory and Product costs shall not be billed to PBMS, unless CellStar buys back the Products from PBMS.

          e. In the event that this Agreement expires or is terminated or canceled, any credits, including default amounts remaining in PBMS' account, shall be paid to PBMS in cash within thirty (30) days of such expiration, termination or cancellation date. Additionally, at any time, PBMS may set-off any PBMS payment due CellStar, by the amount of credits due PBMS.

5.   ORDERS

     CellStar's commencement of performance of any Order shall be deemed to be acceptance of such Order upon the terms and provisions of this Agreement. Any additional or different terms in any CellStar quotation, acknowledgment, invoice or other communication to PBMS, whether or not such terms materially alter an Order, shall be deemed objected to by PBMS without need of further notice of objection and shall be of no effect and not in any circumstance be binding upon PBMS unless expressly accepted by PBMS in writing.

     Subject to CellStar's rights set forth in the preceding paragraph, the parties expressly agree that all Orders electronically transmitted by PBMS to CellStar shall be deemed to constitute a "writing sufficient to indicate that a contract for sale has been made between

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     the parties and signed by the party against whom enforcement is sought or by his authorized agent or broker" for purposes of section 2201 of the California Uniform Commercial Code. The parties further agree that data mechanically or electronically stored by PBMS or CellStar in the course of business shall constitute acceptable documentation of the contents of any Order or invoice electronically transmitted by either party to the other.

6.   PRICES

     Prices are set forth in Exhibit B and D. [REDACTED] Prices changes and prices for any new Products or Services set forth in Exhibit B shall be implemented only when agreed to by the CPT. Additionally, the following shall apply:

     (i) Any price changes for assembly costs as set forth in Section 1.c. of Exhibit B, shall be determined on the basis of the assembly cost model set forth in Exhibit F.
     (ii) Assembly prices for all new Products set forth in Exhibit B, including price changes for those Products, shall be determined on the basis of assembly cost model set forth in Exhibit F.
     (iii)  Any price changes for credit and collection Services as set forth in
     Section 3.c. of Exhibit B shall be determined on the basis of the component cost analysis set forth in Exhibit C.
     (iv) Prices for any new administrative Services set forth in Exhibit B, including any price changes for those Services, shall be determined on the basis of component cost analysis similar to that set forth in Exhibit C.

7.   INVOICING AND PAYMENT

     a. Promptly after shipment of Products to the Customer, CellStar shall render an invoice to PBMS for each such shipment. The invoice shall identify and separately show quantities and prices for each item shipped and for Services provided any shipping charges to be borne by PBMS, applicable sales or use taxes, any discounts and total amount due. PBMS shall promptly pay CellStar the amount due within one (1) business day after receipt of the invoice. Both parties are currently working to develop EFT capabilities. Until such time that EFT is implemented, PBMS will remit payment by wire transfer each Monday, for the prior week.
     b. Promptly after the shipment of Products to the Customer, CellStar shall remit payment to PBMS in an amount that equals the invoiced amount generated by CellStar to the Retailer or other reseller. Both parties are currently working to develop EFT capabilities. Until such time that EFT is implemented, CellStar will remit payment by wire transfer each Monday, for the prior week.
     c. Promptly after the performance of Services rendered, CellStar shall render an invoice electronically for such Services. The invoice shall identify and separately show prices for the Services, including Cost of Capital. PBMS shall promptly pay CellStar the amount due via electronic funds transfer ("EFT') within one (1) business day after receipt of the invoice. Both parties are currently working to develop EFT capabilities. Until such time that EFT is

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

                                                MASTER AGREEMENT NO. P/PS-960163

          implemented, PBMS will remit payment by wire transfer each Monday, for the prior week.
     d. If PBMS disputes any invoice rendered or amount paid, PBMS shall so notify CellStar after payment, and the parties, through the CPT, shall use their best efforts to resolve such dispute expeditiously. The CPT shall provide all pertinent information to PBMS and CellStar upon request to enable and cooperate with PBMS in investigating the amount in dispute.
     e. With respect to Section 7.a. and b. above, upon agreement by both parties, amounts due for transactions under such Sections may be consolidated for the purpose of the single transfer of funds. Nothing in this paragraph e. however, limits PBMS' right to set-off payments due CellStar as set forth in Section 4.5.e. of this Agreement.

8.   SHIPPING AND PACKING

     a. CellStar shall ship all Orders to PBMS' Retailers and other resellers according to the specific shipping instructions for that Customer when set forth in the Procedures Manual, unless PBMS specifies other instructions in the applicable Order, provided that CellStar shall have had a reasonable opportunity to (i) review the applicable Customer's standard shipping instructions prior to receipt of such Order, and (ii) make arrangements to accommodate any special instructions of such Customer. PBMS agrees to reimburse CellStar for additional freight charges, if any, required to satisfy such special instructions. Whenever possible however, CellStar shall use the lowest priced shipping carrier (and where possible use a contract carrier) capable of shipping the Products on time. In the event the Order contains other shipping instructions, then notwithstanding the section entitled "Order of Precedence" in this Agreement, the Order shall take precedence over the shipping instructions set forth in the Procedures Manual.
     b. CellStar shall ship Products as specified in PBMS' Order to meet PBMS' specified shipment or arrival date.
     c. Unless expressly stated to the contrary, CellStar's charges for transportation Services including, but not limited to, routing, transporting, hauling, hoisting, storage and detention, are not included in any prices furnished for Products.
     d. Marking and labeling ("Marking") of packages may vary depending on Product and Order type. Standard Markings shall include, but not be limited to, Markings which are or shall be required by applicable laws and regulations governing the environment and hazardous materials/wastes, Order number, container number, ship-to address, return address, Product identification, quantity, date packed and gross weight, where applicable.

9.   TAXES

     a. PBMS shall reimburse CellStar the cost of all sales and use taxes and import and export duties, and other governmental fees to the extent related to PBMS' Orders not otherwise included in the invoice for the original shipment to PBMS Customers.
     b. CellStar agrees to pay, and to hold PBMS harmless from and against, any penalty, interest, additional tax or other charge that may be levied or assessed as

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          a result of the delay or failure of CellStar for any reason to pay any tax or file any return or information required by law, rule or regulation or by this Agreement to be paid or filed by CellStar.
     c. If PBMS is exempt from payment of any applicable sales and/or use tax upon notifying CellStar of the basis for claiming such exemption CellStar agrees to take all legal and proper steps to sell the Products free of sales and/or use tax or to act as PBMS' agent in applying for any applicable rebate of tax. PBMS will, upon request furnish CellStar with any applicable tax exemption number.

10.  RECORDS AND AUDITS

     CellStar shall maintain accurate records of all matters which relate to CellStar's obligations hereunder in accordance with generally accepted accounting principles and practices, uniformly and consistently applied in a format that will permit audit. Unless otherwise provided in this Agreement, CellStar shall retain such records for a period of four (4) years from the date of final payment under the Order to which such records relate. To the extent that such records may be relevant in determining if CellStar is complying with its obligations under the applicable Order, PBMS and its authorized representatives shall, at any time, upon reasonable advance notice, have access to such records for inspection and audit during normal business hours.

11.  INDEPENDENT CONTRACTOR

     CellStar hereby declares and represents that CellStar is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of PBMS; that the persons performing services hereunder are not agents or employees of PBMS; that CellStar has and hereby retains the right to exercise full control of and supervision over the performance of CellStar's obligations hereunder and full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations; that CellStar shall be solely responsible for all matters relating to payment of such employees, including compliance with workers' compensation, unemployment, disability insurance, social security, withholding and all other federal, state and local laws, rules and regulations governing such matters; and that CellStar shall be responsible for CellStar's own acts and omissions and those of CellStar's agents, employees and contractors during the performance of CellStar's obligations under this Agreement.

12.  NONEXCLUSIVE AGREEMENT

     This Agreement is a nonexclusive agreement. PBMS expressly reserves the right to contract with others for any of the products or services it may require. PBMS also reserves the right, at any time, to 1) bring any of the Services described under this Agreement in-house or 2) enter into an arrangement whereby a PBMS Affiliate provides the types of Services described hereunder.

13.  INDEMNIFICATION

     CellStar shall indemnify, defend and hold harmless PBMS and its Affiliates, and the directors, shareholders, agents and employees of any of them ("Indemnitees"), from and against any fine, penalty, loss, cost, damage, injury, claim, expense or liability, including

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     attorney's fees and court costs (individually and collectively
     "Liabilities"), as a result of (i) injury to or death of any person; (ii) damage to, loss or destruction of any property; (iii) failure to comply with the section entitled "Compliance with Laws", or (iv) breach of a PBMS/supplier agreement where such Liabilities arise out of CellStar's performance of this Agreement except for that portion of Liabilities which are caused by PBMS' negligence or willful misconduct. CellStar shall (1) keep PBMS and any PBMS Indemnitees subject to such Liabilities fully informed as to the progress of the defense and/or settlement and (2) afford PBMS or any Indemnitee, each at its own expense, an opportunity to participate on an equal basis with CellStar in the defense or settlement of any such Liabilities.

     With respect to any claim of infringement of any patent, copyright, trade secret or other intellectual property right of any third party in connection with Open Stock, CellStar shall pass through to PBMS the manufacturer's and/or vendor's indemnity in connection with such infringement claim to the extent allowed by that manufacturer or vendor. With respect to any claim of infringement of any patent, copyright, trade secret or other intellectual, proprietary right of any third party in connection with Dedicated Products, PBMS shall pass through to CellStar the product supplier's indemnity in connection with such infringement claim, to the extent allowed by that product supplier.

     While PBMS is on CellStar's premises, PBMS agrees to indemnify CellStar under the same terms as set forth in paragraph a. above, for Liabilities as a result of any injury to or death of any person or damage, loss or destruction of any property which arises from PBMS' negligence or willful misconduct except for that portion of Liabilities which are caused by CellStar's negligence or willful misconduct. In addition, PBMS agrees to indemnify CellStar under the same terms as set forth in paragraph a. above for Liabilities as a result of failure to comply with the Section entitled "Compliance With Laws" which arise out of PBMS' performance of this Agreement.

     PBMS agrees to indemnify, defend and hold harmless CellStar and its affiliates, and the directors, stockholders, agents and employees of any of them, from and against any Liabilities that arise in connection with CellStar's use of the Name, except to the extent such Liabilities are due to CellStar's negligence or misconduct.

14.  INSURANCE

     Any and all insurance, including Worker's Compensation Insurance, that may be required under the laws, ordinances, and regulations of any governmental authority, with respect to CellStar's performance under this Agreement, is and shall be the sole responsibility of CellStar.

     a. Without in any way limiting CellStar's indemnification obligations hereunder, CellStar shall maintain the following insurance:

          i) Commercial General Liability (Bodily Injury and Property Damage) Insurance including the following supplementary coverages:
               1. Contractual Liability to cover liability assumed under this Agreement;
               2.   Personal Injury Liability;

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               3.   Product and Completed Operations Liability Insurance;
               4.   Property Damage Liability Insurance;

          ii) Business Automobile Liability Insurance if any of CellStar's employee owned, leased, hired or borrowed automobiles are used in the performance of this Agreement. Coverage shall be in force for all owned, non-owned and hired automobiles used by CellStar.

          iii) The limit of the liability for insurance required above shall not be less than two million dollars ($2,000,000) combined single limit per occurrence.

     b.  The insurance specified above shall:

          i) Name PBMS, its Affiliates, directors, agents and employees as additional insureds in matters covered by this Agreement, at CellStar's sole expense;
          ii) Provide that such insurance is primary coverage with respect to all insureds;

          iii) Contain a Standard Cross Liability Endorsement which provides that the liability insurance applies separately to each insured and that the policies cover claims or suits by one insured against the other;

          iv) Contain a waiver of subrogation and an assignment of statutory lien against PBMS for purposes of Worker's Compensation Insurance;

          v)   Include a requirement that the insurer provide PBMS with thirty
               (30) days written notice to PBMS prior to the effective date of any cancellation or material change of the policy or policies of insurance;

          vi) have insurance issued by insurance companies that hold a current rating of not less than A/XV, according to Best's Key Rating Guide.

     c. If requested by PBMS, CellStar shall provide PBMS with a Certificate of Insurance executed by a duly authorized representative of the insurer evidencing the coverages, limits, and provisions specified above.
     d. If CellStar's insurance is on "claims-made" forms, CellStar's obligations to maintain the insurance and to provide policy endorsements required herein shall survive the termination of this Agreement for a period of five (5) years.

15.  ACCESS

     a.  PBMS' Premises

          CellStar shall when appropriate have reasonable access to PBMS' premises during normal business hours and at such other times as may be agreed upon by the parties in order to enable CellStar to perform its obligations under this Agreement. CellStar shall coordinate such access with PBMS' designated representative prior to visiting such premises. If PBMS for any lawful reason requests CellStar to discontinue furnishing any person provided by CellStar for performing work on PBMS' premises, CellStar shall immediately comply with such request. Such person shall leave PBMS' premises promptly and CellStar

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          shall not furnish such person again to perform work on PBMS' premises without PBMS' prior consent.

     b.  CellStar's Premises

          PBMS shall, upon reasonable prior notice to CellStar and at no additional charge, have reasonable access to CellStar's premises during normal business hours in order to observe CellStar's work with respect to the Products and Services or to take possession of any Dedicated Products paid for by PBMS. If CellStar for any lawful reason requests PBMS to discontinue furnishing any person provided by PBMS for performing work on CellStarOs premises, PBMS shall immediately comply with such request. Such person shall leave CellStarOs premises promptly and PBMS shall not furnish such person again to perform work on CellStarOs premises without CellStarOs prior consent.

     c.  Rules and Regulations

          The employees and agents of CellStar and PBMS shall, while on the premises of the other, comply with all site rules and regulations, including, where required by government regulations, submission of satisfactory clearance from the U.S. Department of Defense and other governmental authorities concerned.

     d.  Releases Void

          Neither party shall require waivers or releases of any personal rights from representatives of the other in connection with visits to its premises, and no such releases or waivers shall be pleaded by either party in any action or proceeding.

16.  INFORMATION

     a. In the performance of its obligations under this Agreement, either party may receive or access (the Oreceiving partyO) Information from the other party (the Odisclosing partyO). Such Information may contain material which is proprietary or confidential, disclosures of patentable inventions with respect to which patents may not have been issued or for which patent applications may not have been filed, or material which is subject to applicable laws regarding secrecy of communications or trade secrets. Accordingly, the receiving party agrees:

          i) that all such Information so acquired by it or its employees, contractors or agents (individually and collectively "personnel") hereunder shall be and shall remain the disclosing party's exclusive property;
          ii) to inform all of its personnel engaged in handling such Information of the proprietary or confidential character of such Information and of the existence of applicable laws regarding secrecy of communications;
          iii) to limit access to such Information to its personnel having a need to know;
          iv) to keep, and have its personnel who receive or access such Information keep, such Information confidential;
          v) to return promptly or certify that it has destroyed, any copies of such Information in written, graphic or other tangible form upon the disclosing partyOs request; and
          vi) to use such Information only for purposes of this Agreement and for other purposes only upon such terms as may be agreed upon between the parties in writing.

                                       19
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement
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                                                MASTER AGREEMENT NO. P/PS-960163

     b. Notwithstanding the foregoing, nothing contained in this Section 16 shall restrict either party in the use or disclosure of any Information from the other party which:
          i) is already in such party's possession without accompanying use or disclosure restrictions prior to its receipt from the other party; or
          ii) is or subsequently becomes publicly available through no fault of such party; or
          iii) is rightfully received by such party from a third party without accompanying use or disclosure restrictions; or
          iv) is independently developed by such party or a third party without the aid, application or use of any Information received pursuant to this Agreement; or
          v)   is approved in writing for release by the other party.

     c. Each party hereto acknowledges and agrees that in the event of the violation of this Section 16, irreparable damage may occur, and therefore the aggrieved party shall be entitled to seek court ordered injunctive relief to halt the violation of this Agreement which such remedy shall be in addition to any other remedies available to the aggrieved party at law or in equity.

     d. If either party is required by law or by governmental regulation or rule or receives a request to disclose all or any part of the disclosing party's Information by applicable law or, under the terms of a subpoena or other order issued by a court of competent jurisdiction or by a government agency, the receiving party shall:
          (i) promptly notify the disclosing party of the existence, terms and circumstances surrounding any such requirement or request; (ii) consult with the disclosing party regarding the advisability of taking steps to resist or narrow such requirement or request; (iii) if disclosure of such Information is required, furnish only such portion of the Information as the receiving party is advised by counsel is legally required to be disclosed; and (iv) cooperate with the disclosing party, at the disclosing party's expense, in its efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to that portion of the Information that is required to be disclosed.

17.  QUALITY

     a. PBMS and CellStar believe that benefits accrue to both parties when they cooperate to improve quality and to control costs.
     b. CellStar shall be engaged in on-going quality improvement efforts and practices which are consistent with the latest standards and practices in the industry.
     c. CellStar shall maintain a quality assurance system designed to identify, correct and prevent deficiencies.
     d.
          i) CellStar agrees to perform all quality control functions in conformance with the "Warranties" section of the Agreement, the Specifications and applicable Order; and, in the absence of Specifications, to good commercial practice. Detailed inspection records, documentation and

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                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement
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                                                MASTER AGREEMENT NO. P/PS-960163

               other data relating to CellStar's standards in effect at CellStar's premises shall be maintained by and made available to PBMS upon request.
          ii) At PBMS' option, PBMS may at all reasonable times and places, either perform or observe CellStar performance of inspections and tests of any Products pertaining to the Agreement. CellStar shall designate, at each of CellStar's applicable distribution facilities, one (1) or more responsible employees with whom PBMS may discuss any matters relating to Product quality and reliability. CellStar shall also make available to PBMS at no additional charge, such facilities, data, Specifications and information regarding CellStar procedures and any other documents, information and assistance as may be deemed reasonably necessary by PBMS to perform inspections and tests related to CellStar's Product handling and as mutually agreed by the CPT in writing.
          iii) PBMS may inspect and test Products, in whole or in part, prior to or subsequent to final assembly and/or completion of Product manufacturing or repair processes. Whenever Products are made available to PBMS for inspection and testing, CellStar shall also make available to PBMS copies of any Order(s) applicable to such Products. Whenever CellStar establishes a stock of Products to be shipped to PBMS or its Customers pursuant to Orders to be issued by PBMS in the future, such Products shall be available for inspections by PBMS prior to delivery by CellStar.
          iv) PBMS' exercise of, or failure to exercise, the rights provided in this Section shall not relieve CellStar of its obligation to furnish all Products in conformance to this Agreement and the applicable Order.

18.  REGISTRATION

     To the extent that PBMS purchases Open Stock, CellStar represents that, from the date of this Agreement on a going forward basis, it will use its best reasonable efforts to include in its contracts with each manufacturer that provides Open Stock to CellStar, the manufacturer's commitment and obligation to comply with all Federal Communications Commission's Rules and Regulations as may be amended from time to time, including, but not limited to, all labeling and Customer instruction requirements with respect to that
     Open Stock.   CellStar agrees to indemnify PBMS for any Liabilities
     pursuant to the Section entitled "Indemnification" of this Agreement for CellStar's breach of this Section entitled "Registration". PBMS agrees that it will use its best reasonable efforts to include in its contracts with each product supplier that provides Dedicated Products to CellStar the product supplier's commitment and obligation to comply with all Federal Communication Commission's rules and regulations as may be amended from time to time, including but not limited to all labeling and Customer instruction requirements with respect to that Dedicated Product. PBMS agrees to indemnify CellStar for any Liabilities pursuant to the Section entitled "Indemnification" of this Agreement for PBMS' breach of this Section entitled "Registration".

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                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement
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                                                MASTER AGREEMENT NO. P/PS-960163

19.  INSIGNIA

     Upon PBMS' written request, Insignia shall be properly affixed by CellStar to the Products furnished. Such Insignia shall not be affixed, used or otherwise displayed on the Products furnished or in connection therewith without PBMS' written approval. The manner in which such Insignia will be affixed must be approved in writing by PBMS. If PBMS directs CellStar to remove Insignia from any Products rejected or not purchased by PBMS, CellStar shall do so at a price to be negotiated by the CPT for such removal.

20.  HAZARDOUS MATERIALS

     a. CellStar shall notify PBMS in writing at least thirty (30) days prior to shipment when any Open Stock Product or Services or processes consists of or contains a "hazardous chemical substance or mixture" or a "hazardous and/or radioactive material", as these terms are defined in all applicable federal, state and local laws, regulations and orders ("Regulations").
     b. Any hazardous materials in Products or Services provided hereunder by CellStar shall be transported or handled in accordance with the requirements of the applicable Regulations including, but not limited to, those of the Department of Transportation governing transportation of such hazardous materials.

21.  CODES, LAWS OR REGULATIONS

     CellStar shall make any changes to its Services and will use its best efforts to cause the manufacturers of Open Stock to change the Open Stock and PBMS will use its best efforts to cause the product suppliers of Dedicated Products to change the Dedicated Products, in order to meet codes, laws or regulations which are in effect.

22.  NOTICE OF DELAYS

     Whenever any actual or potential cause delays or threatens to delay CellStar's performance, CellStar shall immediately so notify PBMS in writing. Such notice shall include all relevant information concerning the actual or potential cause of the delay and its background. During the period such actual or potential cause exists, CellStar shall keep PBMS advised of its effect on CellStar's performance and of the measures being taken to remove it.

23.  CHANGES AND SUSPENSIONS

     a. Subject to Section 48 below, PBMS may, by notice to CellStar, suspend, in whole or in part, the delivery of Products and the performance of Services or any Order. If PBMS directs any such change or suspension, the parties shall agree to any adjustments in prices or dates necessitated thereby and shall execute a revised Order reflecting such adjustments.
     b. Subject to Section 40 below, CellStar may not, without PBMS' prior written consent, make any changes whatsoever with respect to the Products or Services specified in any Order hereunder.

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                       Not for Use or Disclosure Outside
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                                                MASTER AGREEMENT NO. P/PS-960163


24.  TERMINATION AND CANCELLATION

     a.   Default
          If either party is in material default of any of its obligations under this Agreement and such default continues for fifteen (15) calendar days after written notice thereof is given by the party not in default, such nondefaulting party may cancel this Agreement and/or any Orders which may be affected by such default.

          The parties acknowledge that the first 180 calendar days of this Agreement will involve prototype development and process refinement and that breaches which are immaterial in nature with respect to such efforts shall not constitute a default which shall allow the other party to cancel this Agreement, unless however the default is ongoing and the defaulting party does not take reasonable steps within 60 calendar days following notice of the breach, to eliminate the default.

          Default may include any of the following Events of Default which would allow the nondefaulting party to cancel this Agreement and/or any Orders immediately:

          i)   Termination of Business, Bankruptcy, Etc.  Either party shall
               -----------------------------------------
               cease its operations or sell or otherwise dispose of all or substantially all of its assets or there shall be change in ownership of either party's business, an assignment for the benefit of creditors, insolvency, appointment of a receiver or the filing of any petition under bankruptcy or debtor's relief laws of, or against either party.
          ii)  Material Adverse Change  Either party shall have reasonably
               -----------------------
               determined that since the Effective Date, a Material Adverse Change has occurred with respect to the other party.
          iii) Representations and Warranties  Any warranty, representation or
               ------------------------------
               certification made by either party or any officer of either party in this Agreement or in any document executed and delivered by either party in connection therewith shall be untrue in any material respect, in any case, on any date as of which the facts set forth are stated or certified.

     b.   Termination
          Provisions for termination of Orders hereunder are set forth in
          Section 48 of this Agreement.

25.  PARTIAL TERMINATION OR CANCELLATION

     Subject to Section 48, where a provision of this Agreement or applicable law permits PBMS to terminate or cancel an Order, such termination or cancellation may, at PBMS' option, be either complete or partial. Subject to Section 48, in the case of a partial termination or cancellation PBMS may, at its option, accept a portion of the Products or Services covered by an Order and pay CellStar for such Products or Services at the prices set forth in such Order and the parties shall execute a revised Order to reflect such partial termination or cancellation. The right to cancel an Order shall also include the right to cancel any other affected Order.

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                       Not for Use or Disclosure Outside
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                        Except Under Written Agreement
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                                                MASTER AGREEMENT NO. P/PS-960163

26.  NONASSIGNMENT

     Except as otherwise provided by law, neither party shall assign its rights or delegate its duties ("Assignment") under this Agreement, without the prior written consent of the other party, which consent shall not be unreasonably withheld. Any attempted Assignment or delegation of duties in contravention of this section shall be void and of no effect. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of CellStar and PBMS. The assigning party shall provide thirty (30) days prior written notice to the other party of any proposed Assignment.

27.  NOTICES

     Except as otherwise provided in this Agreement, or applicable Order, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and either 1) delivered in person, 2) delivered to an agent, such as an overnight or similar delivery service, or 3) deposited in the United States Mail, postage prepaid, and addressed as follows:

     To:  CELLSTAR, LTD.
          1730 Briercroft Court
          Carrollton, TX  75006
          Attn.: General Counsel

     To:  PACIFIC BELL MOBILE SERVICES
          4410 Rosewood Dr. Bldg. 1, 4th Floor
          Pleasanton, CA  94588
          Attn.: Director - Procurement

     The address to which notices or communications may be given by either party may be changed by written notice given by such party to the other pursuant to this paragraph entitled "Notices".

28.  PUBLICITY

     CellStar shall not use PBMS' or PBMS' Customers' or manufacturers' names or any language, pictures or symbols which could, in PBMS' judgment, imply their identity in any a) written or oral advertising or presentation or b) brochure, newsletter, book, or other written advertising material of whatever nature, without PBMS' prior written consent. PBMS shall not use Open Stock manufacturers' names or any language, pictures, or symbols which could, in CellStar's judgment, imply their identity in any a) written or oral advertising or presentation or b) brochure, newsletter, book or other written advertising material of whatever nature, without CellStar's prior written consent.

29.  COMPLIANCE WITH LAWS

     Each party shall comply with all applicable federal, state and local laws, regulations and codes, including, but not limited to, the procurement of permits, certificates and licenses when needed in the performance of this Agreement.
                         PROPRIETARY AND CONFIDENTIAL

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                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

30.  TITLE

     Unless otherwise provided in this Agreement, title to Dedicated Products shall vest in CellStar when the Products have been delivered by the product suppliers or manufacturers to CellStar's destination.

31.  NO THIRD PARTY BENEFICIARIES

     This Agreement is for the benefit of PBMS and CellStar and not for any other person.

32.  AMENDMENTS AND WAIVERS

     This Agreement may be amended or modified only by a written document signed by authorized representatives of both parties. No course of dealing or failure of either party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right or condition. Waiver by either party of any default shall not be deemed a waiver of any other default.

33.  EXECUTIVE ORDERS

     Exhibit A entitled "Exhibit A - Executive Orders and Associated Regulations" is attached hereto and made a part hereof. As used in Exhibit A "Contractor" shall mean CellStar.

34.  HEADINGS

     Article, section, or paragraph headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

35.  GOVERNING LAW

     This Agreement and each Order shall be construed in accordance with the domestic laws (including the Uniform Commercial Code) but not the rules governing conflicts of law, of the State of California. To the extent that an Order involves the performance of Services, such Services shall be deemed to be "goods" within the meaning of the California Uniform Commercial Code.

36.  REMEDIES CUMULATIVE

     Except to the extent of any conflict with the section entitled "Limitation of Liability", any rights of cancellation, termination, or other remedies prescribed in this Agreement are cumulative and are not intended to be exclusive of any other remedies to which the injured party may be entitled, including but not limited to, the remedies of specific performance and cover, however, neither party shall retain the benefit of inconsistent remedies. Notwithstanding the foregoing, the remedy of specific performance shall apply only in the event of breach of 1) Section 16.c, 2) CellStar's obligation to sell Dedicated Products only to PBMS' Customers (unless otherwise permitted by PBMS), and 3) Section 52.

37.  SEVERABILITY

     If any provision or any part of a provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable any other portion of this Agreement.

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                       Not for Use or Disclosure Outside
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                        Except Under Written Agreement
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                                                MASTER AGREEMENT NO. P/PS-960163

38.  SURVIVAL

     Provisions contained in this Agreement that by their sense and context are intended to survive completion of performance, termination or cancellation of this Agreement shall so survive.

39.  PATENTS

     No licenses, express or implied, under any patents are granted by either party to the other party hereunder.

40.  FORCE MAJEURE

     a. Neither party shall be deemed in default of this Agreement or any Order hereunder to the extent that any delay or failure in the performance of its obligations results from any cause beyond its reasonable control and without its fault or negligence, due to acts of God, disruption of telecommunications links, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions or strikes.
     b. If any force majeure condition occurs, the affected party shall give immediate notice to the other party and the other party may elect to:
          (1) terminate the affected Order(s) or any part thereof, (2) suspend the affected Order(s) or any part thereof for the duration of the force majeure condition, with the option to obtain elsewhere products and services to be furnished under such Order(s) and deduct from any commitment under such Order(s) the products and services obtained or for which commitments have been made elsewhere or (3) resume performance under such Order(s) once the force majeure condition ceases with an option in the notified party to extend any affected delivery or performance date up to the length of time the force majeure condition endured. Unless the notified party gives written notice within thirty (30) days after being notified of the force majeure condition, (2) shall be deemed selected.

41.  SUBCONTRACTING PLAN

     CellStar shall adopt and comply with the Exhibit(s) entitled Prime Contractor MBE/WBE/DVBE Job Specific Subcontracting Plan and/or Prime Contractor MBE/WBE/DVBE Commodity Product Subcontracting Plan, attached hereto and made a part hereof.

42.  MBE/WBE/DVBE CANCELLATION CLAUSE

     a. If CellStar has represented itself or one of its subcontractors as a minority- or women-owned business or disabled veteran business enterprise: CellStar agrees that falsification or misrepresentation of, or failure to report a disqualifying change in, the MBE/WBE/DVBE status of CellStar or any subcontractor utilized by CellStar; or CellStar's failure to comply in good faith with any MBE/WBE/DVBE utilization goals established by CellStar's Subcontracting Plan; or CellStar's failure to cooperate in any investigation conducted by PBMS, or by PBMS' agent, to determine CellStar's compliance with this section, will constitute a material breach of this Agreement. In the event of any such breach,

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                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

          PBMS may, at its option, cancel this Agreement; and CellStar waives all claims related to such cancellation.
     b. As used in this Agreement, Minority and Women Business Enterprises (MBEs/WBEs) are defined as businesses which are certified by the California Public Utilities Commission Clearinghouse to be 51% owned and operated by a minority individual or group or by one or more women; for publicly-held businesses, at least 51% of the stock must be owned by one or more minorities or women who are U.S. citizens or legal aliens with permanent residence status. In each case, the management and daily operations must be controlled by one or more of those individuals. Foreign-owned firms operating in the United States are not included in these definitions.

          For the purposes of this definition, minority group members include male or female Asian Americans, Black Americans, Filipino Americans, Hispanic Americans, Native Americans (i.e., American Indians, Eskimos, Aleuts and Native Hawaiians), Polynesian Americans, and multi-ethnic (i.e., any combination of MBEs and WBEs where no one specific group has a 51% ownership and control of the business, but when aggregated, the ownership and control combination meets or exceeds the 51% rule). "Control" in this context means exercising the power to make policy decisions. "Operate" in this context means actively involved in the day-to-day management of the business.

          Disabled Veteran Business Enterprises (DVBEs) are defined as business
          concerns certified as DVBEs by the California   State Office of Small
          and Minority Business (OSMB). The DVBE must be: (1) a sole proprietorship at least 51% owned by one or more disabled veterans; or
          (2) a publicly-owned business in which at least 51% of the stock is owned by one or more disabled veterans; or (3) a subsidiary which is wholly owned by a parent corporation, but only if at least 51% of the voting stock of the parent corporation is owned by one or more disabled veterans; or (4) a joint venture in which at least 51% of the joint venture's management and control and earnings are held by one or more disabled veterans.

          In each case the management and control of the daily business operations are by one or more disabled veterans. For the purpose of this definition, a disabled veteran is a veteran of the military, naval or air service of the United States with a service-connected disability who is a resident of the State of California.

43.  DELIVERY OF PRODUCTS AND PERFORMANCE OF SERVICES

     a. All dates for shipment or delivery of Products and performance of Services are firm and time is of the essence. Shipment or delivery dates shall be specified in each Order. (i) In the event CellStar fails to meet the scheduled delivery date set forth in the applicable Order and the Customer cancels the Order, CellStar agrees to assume return shipping costs for the canceled Products if the late delivery
          was due to CellStar's error.    (ii) In the event CellStar fails to
          meet the scheduled delivery date set forth in the applicable Order but the Customer nonetheless accepts the late shipment, CellStar shall, if the CPT

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                                                MASTER AGREEMENT NO. P/PS-960163

          agrees, assume liability for any deductions taken by that Customer in connection with the late shipment if the late shipment was due to CellStar's error and within CellStar's reasonable control.
     b. Notwithstanding anything to the contrary herein, PBMS understands and agrees that CellStar shall not be responsible for same day shipping unless CellStar receives the applicable Order by 3:00 pm, Central Standard Time on the shipment date.

44.  USE OF CELLSTAR'S PUBLISHED SPECIFICATIONS

     CellStar shall, at no charge, provide PBMS with copies of CellStar's published Specifications, user instructions, manuals and other training materials pertaining to the Products and Services purchased hereunder. PBMS shall have the right to reproduce any and all of such materials as necessary for PBMS' use of such Products.

45.  DOCUMENTATION

     Each party shall furnish to the other at no charge, mutually agreeable documentation, and any succeeding changes thereto, as described herein. PBMS may reproduce such documentation for use hereunder.

46.  RISK OF LOSS

     Subject to the following sentence, CellStar will be responsible for risk of physical loss of or damage to all inventories in their facilities and during shipment to the destination specified in the applicable Order, until such time that PBMS' Customer signs the carrier's receipt for the delivery. CellStar shall secure and prepay cartage insurance on behalf of the Customer and bill the Customer for such cartage insurance.

47.  WARRANTIES

     Services
     a. CellStar warrants to PBMS that the Services provided hereunder shall be performed in a fully workmanlike manner to PBMS' reasonable satisfaction and in accordance with the Specifications set forth in this Agreement and the applicable Order. CellStar further warrants that such Services shall be free from material defects in workmanship. This warranty shall survive inspection, acceptance and payment for a period of one (1) year.
     b. If during the term hereof, PBMS believes that there is a breach of warranty as described herein, PBMS shall notify CellStar, setting forth in writing the nature of such claimed breach. CellStar shall promptly investigate such breach and advise PBMS of CellStar's planned corrective action. Thereafter, CellStar shall either repair or replace the affected Product, in CellStar's sole discretion. If such breach of warranty has not been corrected within a reasonable time (not to exceed five (5) business days from PBMS' notice to CellStar of the breach) or if two (2) or more such breaches of warranty occur within any thirty (30) day period, PBMS may, in addition to all other rights and remedies provided by law or this Agreement, cancel the Order for the Services affected by such breach.

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48.  TERMINATION OF ORDERS

     Services
     PBMS may terminate any Order covering the Services as described in Exhibit C and this Agreement, upon 90 calendar days written notice to CellStar. PBMS may terminate any other Order for other types of Services upon immediate notice. In the event of such termination, PBMS shall pay to CellStar the reasonable cost for such Services as set forth in Exhibit B and C, incurred by CellStar up to the date of said termination. PBMS shall not be responsible for the cost of any work performed by CellStar after such termination, nor for any costs incurred by CellStar's subcontractors which CellStar could have reasonably avoided. In no case shall termination costs exceed the amount, if any, agreed upon in the applicable Order for such Services. CellStar shall credit or reimburse PBMS for payments made by PBMS prior to termination to the extent such payments exceed the cost of work performed by CellStar, up to CellStar's receipt of the notice of termination.

49.  ALTERNATE DISPUTE RESOLUTION

     a. If a controversy or claim should arise, a PBMS project representative and a project representative of CellStar, or their respective successors in the positions they now hold (herein called the "project representatives"), will meet in a mutually convenient location, at least once, and will attempt to, and are empowered to resolve the matter. Either project representative may request the other to meet within fourteen (14) days, at a mutually agreed time.
     b. If the matter has not been resolved within twenty-one (21) days of their first meeting, the project representatives shall refer the matter to a PBMS senior executive, who shall have full authority to settle the dispute with a senior executive of CellStar. Thereupon, the project representatives shall promptly prepare and exchange memoranda stating the issues in dispute and their positions, summarizing the negotiations which have taken place, and attaching relevant documents. The senior executives will meet for negotiations within fourteen (14) days of the end of the twenty-one (21) day period referred to above, at a mutually agreed time.
     c. The first meeting shall be held at the offices of the project representative receiving the request to meet. If more than one meeting is held, the meetings shall be held in rotation at the offices of CellStar and PBMS.
     d. If the matter has not been resolved within thirty (30) days of the meeting of the senior executives (which period may be extended by mutual agreement), the parties will attempt in good faith to resolve the controversy or claim under the commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, litigation, or some other dispute resolution procedure.
     e. If the parties cannot resolve the dispute by mediation, the controversy or claim arising out of or relating to this Agreement, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The decision of the Arbitrator(s) is/are considered self-execution and failure of either party to abide by the decision may be considered to
          be a breach of contract.   Judgment upon the award rendered by the
          arbitrator(s) may also be entered in any court having jurisdiction thereof. for the

                                       29
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

          purpose of determining federal diversity jurisdiction the parties are considered residents and domicilliaries of different states.
     f. Nothing in this provision shall prevent the parties from mutually agreeing to use an alternative means to resolve the dispute, such as a "mini-trial" or other procedure, whether or not it is sponsored by the American Arbitration Association. Additionally, nothing in this
          Section 49 shall restrict either party from seeking injunctive relief under Section 16.c. of this Agreement and with respect to CellStar's obligation to sell Dedicated Products only to PBMS' Customer, unless otherwise permitted by PBMS.

50.  PRECEDENCE

     In the event of any conflict or inconsistency contained within this Agreement and for purposes of resolving disputes between the parties regarding the interpretation of this Agreement, resolution thereof shall be made by giving precedence to the following portions of this Agreement in the order listed:

     1.  Exhibits
     2.  Main Body
     3.  Orders
     4.  Procedures Manual (Appendix 1)

     Notwithstanding the above, if PBMS includes any specific payment or delivery instructions in the applicable Order which conflict with the Exhibits, Main Body, or Procedures Manual, those instructions shall take precedence over the Exhibits, Main Body and Procedures Manual but only with respect to those specific instructions.

51.  LIMITATION OF LIABILITY

     In no event will either party be liable to the other under this Agreement for any indirect, special, or consequential damages, such as frustration of economic or business expectations, or lost profits or revenues, whether or not the other party has been informed of the possibility of such damages. [REDACTED] Nothing in this Section 51 shall limit either party's liability in connection with payments or credits which are due or thereafter due and owing from one party to the other or for any payment or credits due or thereafter due and owing any product supplier in connection with Products ordered from that product supplier.

52.  CORPORATE AUTHORIZATION

     The parties shall take any and all steps necessary or appropriate, including without limitation, the taking of appropriate corporate action, to implement and to give effect to the provisions of this Agreement. Each party acknowledges and agrees that the other has entered into this Agreement in reliance of the foregoing. Accordingly, each party agrees that the other party may enforce this provision by obtaining specific performance or injunctive relief. CellStar, Ltd. is a subsidiary of CellStar Corporation which guarantees all

                                       30
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement



__________
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                                                MASTER AGREEMENT NO. P/PS-960163

     of the obligations of and performance of CellStar, Ltd. under this Agreement. By signing this Agreement as a duly authorized officer of CellStar Corporation the undersigned waives individual notice to CellStar Corporation and commits to indemnify and hold PBMS harmless from any and all financial or performance obligations of CellStar, Ltd. which are not carried out fully in accordance with the terms of this Agreement.

53.  ENTIRE AGREEMENT

     This Agreement, including all Orders, exhibits and subordinate documents attached to or referenced in this Agreement or any Orders and all proposals, descriptions, drawings, Specifications, marketing materials and other literature published by CellStar in connection with or in contemplation of any Order or of this Agreement shall constitute the entire agreement between PBMS and CellStar with respect to the subject matter.

                            (Signature Page Follows)

                                       31
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.


PACIFIC BELL MOBILE SERVICES

By:      /s/ KEN ELMER
    ----------------------------------
     (Signature)

Print Name:  Ken Elmer
            --------------------------

Title: Chief Financial Officer
       -------------------------------

Date Signed:  10/5/96
             -------------------------


CELLSTAR, LTD.
By National Auto Center, Inc., its General Partner

By:      /s/ R.M. GOZIA
    ----------------------------------
     (Signature)

Print Name:  Richard M. Gozia
            --------------------------

Title: Executive Vice President
       -------------------------------

Date Signed:  10/7/96
             -------------------------


BY SIGNING THIS AGREEMENT, CELLSTAR CORPORATION FULLY ACCEPTS AND GUARANTEES THE PERFORMANCE AND FINANCIAL OBLIGATIONS OF CELLSTAR, LTD.

CELLSTAR CORPORATION                    CELLSTAR CORPORATION

By:  /s/ R.M. GOZIA                     By:  /s/ ELAINE F. RODRIGUEZ
    ---------------------------------       ----------------------------------
     (Signature)                             (Signature)

Print Name: Richard M. Gozia            Print Name: Elaine Flud Rodriguez
            -------------------------               --------------------------

Title: Executive Vice President         Title: Vice President
       ------------------------------          -------------------------------

Date Signed: 10/7/96                    Date Signed: 10/7/96
             ------------------------                -------------------------

                         PROPRIETARY AND CONFIDENTIAL

                                       32
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                   EXHIBIT A
                  EXECUTIVE ORDERS AND ASSOCIATED REGULATIONS

PBMS as a common carrier of telecommunications services, engage in work as contractors for various departments and agencies of the United States Government. Also, certain facilities may be constructed pursuant to federally assisted construction programs. Because of the foregoing, work under this contract may be subject to the provisions of certain Executive Orders, federal laws and associated regulations. To the extent that such Executive Orders, federal laws and associated regulations apply to the work under this contract, and only to that extent, Contractor agrees to comply with the provisions of all such Executive Orders, federal laws and associated regulations, as now in force or as may be amended in the future, including, but not limited to the following:

1. EQUAL EMPLOYMENT OPPORTUNITY PROVISIONS

   In accordance with Executive Order 11246, dated September 24, 1965, and 41 C.F.R.(S)60-1.4, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of nonexempt contracts and subcontracts.

2. CERTIFICATION OF NON SEGREGATED FACILITIES

   In accordance with Executive order 11246, dated September 24, 1965, and 41 C.F.R.(S)60-1.8, Contractor certifies that is does not and will not maintain or provide for its employees any facilities segregated on the basis of race, color, religion, sex, or national origin at any of its establishments, and that it does and will not permit its employees to perform their services at any location, under its control, where such segregated facilities are maintained. The term "facilities" as used herein means waiting rooms, work areas, restaurants and other eating areas, time clocks, restrooms, wash rooms, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation and housing facilities provided for employees, provided that separate or single-user toilet and necessary changing facilities shall be provided to assure privacy between the sexes. Contractor will obtain similar certifications from proposed subcontractors prior to the award of any nonexempt subcontract.

3. CERTIFICATION OF AFFIRMATIVE ACTION PROGRAM

   Contractor certifies that it has developed and is maintaining an Affirmative Action Plan as required by 41 C.F.R.(S)60-1.40.

4. CERTIFICATION OF FILING

   Contractor certifies that it will file annually, on or before the 31st day of March, complete and accurate reports on Standard Form 100 (EEO-1) or such forms as may be promulgated in its place as required by 41 C.F.R.(S)60-1.7.

5. AFFIRMATIVE ACTION FOR DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA

   In accordance with Executive Order 11701, dated January 15, 1974, and 41 C.F.R.(S)60-250.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

6. AFFIRMATIVE ACTION FOR HANDICAPPED PERSONS

   In accordance with Executive Order 11758, dated January 15, 1974, and 41 C.F.R.(S)60-741.20, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

7. UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED BUSINESS CONCERNS

   48 C.F.R., Ch. 1, (S)19.704(4) and 19.708(a) require that the following clause is included:
   Utilization of Small Business Concerns and Small Disadvantaged Business Concerns (June, 1985)

   (a) It is the policy of the United States that small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for subsystems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with small business concerns and small business concerns owned and controlled by socially and economically disadvantaged individuals.

   (b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor's compliance with this clause.

   (c) As used in this contract, the term "small business concern" shall mean a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern:

       (1) Which is at least 51 percent owned by one or more socially and economically disadvantaged individuals; or, in the case or any publicly owned business, at least 51 percent of the stock of which is owned by one or more socially and economically disadvantaged individuals; and

       (2) Whose management and daily business operations are controlled by one or more of such individuals.

   The Contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Asian-Indian Americans and other minorities, or any other individual found to be disadvantaged by the Administration pursuant to section 8(a) of the Small Business Act.

                                       1
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                   CELLSTAR and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

   (d) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

   Small Business and Small Disadvantaged Business Subcontracting Plan

   Contractor, unless it is a small business concern, as defined in section 3 of the Small Business Act, agrees to adopt and comply with a small business and small disadvantaged business subcontracting plan, which shall be included in and made a part of this contract. The parties incorporate herein by this reference the regulations and contract clauses required by 48 C.F.R., Ch. 1,
   (S)19-704(4) and 19.708(b) to be made a part of Government contracts and subcontracts.

8. WOMEN-OWNED SMALL BUSINESSES

   As prescribed in 48 C.F.R., Ch. 1, (S)19.902, the following clause is included in solicitations and contracts when the contract amount is expected to be over the small purchase threshold, unless (a) the contract is to be performed entirely outside the United States, its possessions, Puerto Rico, and the Trust Territory of the Pacific Islands, or (b) a personal services contract is contemplated:

   (a) "Women-owned small businesses", as used in this clause, means businesses that are at least 51 percent owned by women who are United States Citizens and who also control and operate the business.

       "Control", as used in this clause, means exercising the power to make policy decisions.

       "Operate", as used in this clause, means being actively involved in the day-to-day management of the business

   (b) It is the policy of the United States that women-owned small businesses shall have the maximum practicable opportunity to participate in performing contracts awarded by any Federal agency.

   (c) The Contractor agrees to use its best efforts to give women-owned small businesses the maximum practicable opportunity to participate in the subcontracts it awards to the fullest extent consistent with the efficient performance of its contract.

9. LABOR SURPLUS AREA CONCERNS

   As prescribed in 48 C.F.R., Ch. 1, (S)20.302(a)(b), the following clauses are included:

   (a) Applicability. This clause is applicable if this contract exceeds the appropriate small purchase limitation in Part 13 of the Federal Acquisition Regulation.

   (b) Policy. It is the policy of the Government to award contracts to concerns that agree to perform substantially in labor surplus areas (LSA's) when this can be done consistent with the efficient performance of the contract and at prices no higher than are obtainable elsewhere. The Contractor agrees to use its best efforts to place subcontracts in accordance with this policy.

   (c) Order of Preference. In complying with paragraph (b) above and with paragraph (c) of the clause of this contract entitled Utilization of Small Business Concerns and Small Disadvantaged Business Concerns, the Contractor shall observe the following order of preference in awarding subcontracts: (1) small business concerns that are LSA concerns, (2) other small business concerns, and (3) other LSA concerns.

   (d) Definitions. "Labor Surplus Area", as used in this clause, means a geographical area identified by the Department of Labor in accordance with 20 C.F.R.(S)654, Subpart A, as an area of concentrated unemployment or underemployment or an area of labor surplus.

   "Labor surplus area concern", as used in this clause, means a concern that together with its first-tier subcontractors will perform substantially in labor surplus areas. Performance is substantially in labor surplus areas if the costs incurred under the contract on account of manufacturing, production, or performance of appropriate services in labor surplus areas exceed 50 percent of the contract price.

   Labor Surplus Area Subcontracting Program

   (a) See the Utilization of Labor Surplus Area Concerns clause of this contract for applicable definitions.

   (b) The Contractor agrees to establish and conduct a program to encourage labor surplus area (LSA) concerns to compete for subcontracts within their capabilities when the subcontracts are consistent with the efficient performance of the contract at prices no higher than obtainable elsewhere. The Contractor shall:

       (1) Designate a liaison officer who will (I) maintain liaison with authorized representatives of the Government on LSA matters, (ii) supervise compliance with the Utilization of Labor Surplus Area Concerns clause, and (iii) administer the Contractor's labor surplus are subcontracting program;

       (2) Provide adequate and timely consideration of the potentialities of LSA concerns in all make-or-buy decisions;

       (3) Ensure that LSA concerns have an equitable opportunity to compete for subcontracts, particularly by arranging solicitations, time for the preparation of offers, quantities, specifications and delivery schedules so as to facilitate the participation of LSA concerns;

       (4) Include the Utilization of Labor Surplus Area Concerns clause in subcontracts that offer substantial LSA subcontracting opportunities; and

       (5) Maintain records showing (I) the procedures adopted and (ii) the Contractor's performance, to comply with this clause. The records will be kept available for review by the Government until the expiration of 1 year after the award of this contract, or for such longer period as may be required by any other clause of this contract, or by applicable law or regulations.

   (c) The Contractor further agrees to insert in any related subcontract that may exceed $500,000 and that contains the Utilization of Labor Surplus Area Concerns clause, terms that conform substantially to the language of this clause, including this paragraph (c), and to notify the Contracting Officer of the names of subcontractors.

                                       2
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                   CELLSTAR and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                  EXHIBIT A-1
         PRIME CONTRACTOR MBE/WBE/DVBE JOB SPECIFIC SUBCONTRACTING PLAN

Prime Contractor Name:
                      ----------------------------------------------------------

Address:
       -------------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------

Description Of Goods Or Services:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following, together with any attachments is submitted as an MBE/WBE/DVBE subcontracting plan.

1. Do you plan to subcontract any portion of the goods or services being quoted, bid or proposed?

                        YES                  NO
                           --------            --------

2. If answer to item 1 is Yes,
   A. What is your overall company MBE/WBE/DVBE program goal?

     *Minority Business Enterprises (MBEs)                      %
                                                        --------
     *Women Business Enterprises (WBEs)                         %
                                                        --------
     *Disabled Veteran Business Enterprises (DVBEs)             %
                                                        --------


  B. What is your projected MBE/WBE/DVBE purchases?

     *Minority Business Enterprises (MBEs)                      %
                                                        --------
     *Women Business Enterprises (WBEs)                         %
                                                        --------
     *Disabled Veteran Business Enterprises (DVBEs)             %
                                                        --------


 *SEE MBE/WBE/DVBE SUBCONTRACTING PLAN CLAUSE IN AGREEMENT FOR DEFINITION OF
  MBE, WBE AND DVBE

                                       3
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                   CELLSTAR and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

3. If answer to item 1 is No, or if no MBE/WBE/DVBE subcontractors will be utilized where subcontracting has been identified, please explain in detail (attach additional sheets if necessary):

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

4. List the principal goods and/or services to be subcontracted to MBE/WBE/DVBEs, should your quotation, bid or proposal be accepted (attach additional sheets if necessary):

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

5. Describe what good faith efforts you plan to undertake to ensure that MBE/WBE/DVBEs will have an equitable opportunity to compete for subcontracts to be awarded (attach additional sheets if necessary):

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

6. Contractor agrees that it will maintain, if awarded the resulting contract/purchase or work order, all necessary documents and records to support its efforts to achieve its estimated MBE/WBE/DVBE subcontracting goal(s). Contractor also agrees that it will be responsible for identifying, soliciting and qualifying MBE/WBE/DVBE subcontractors.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

7. The following individual, acting in the capacity of MBE/WBE/DVBE coordinator for contractor, will:
   *administer the MBE/WBE/DVBE subcontracting plan and *cooperate in any studies or surveys as may be required by PBMS in order to determine the extent of compliance by contractor with the subcontracting plan.

    NAME:
         ------------------------------------------------------
    TITLE:
          -----------------------------------------------------
    TELEPHONE NUMBER:
                     ------------------------------------------
    AUTHORIZED SIGNATURE:
                         --------------------------------------
    DATE:
         ---------------------------

                                       4
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                   CELLSTAR and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

Exhibit A-2                                     MASTER AGREEMENT NO. P/PS-960163

                         PACIFIC BELL MOBILE SERVICES
                  MBE/WBE/DVBE SUMMARY SUBCONTRACTING REPORT
                            (Job Specific Results)

1. Reporting Corporation | 2. Contract/Purchase or | 3. This report reflects the
   or Company (Name,     |    Work Order Number    |    utilization of Minority
   address, city, zip    |                         |    Business Enterprise/
   and telephone number) |                         |    Women Business Enter-
                         |                         |    prise/Disabled Veterans
                         |                         |    Enterprise (MBE/WBE/
                         |                         |    DVBE) subcontractors
                         |                         |    for period
                         |                         |
                         |                         |    ________________ through
                         |                         |
                         |                         |    ________________________
                         |                         |    (Please indicate dates)

4.                      SUBCONTRACT DOLLAR AND PERCENTAGE

Ethnicity                           Actual             Cumulative
                                      for
                                    Period

                                   $   |  %            $   |   %
Polynesian Female                      |                   |
Polynesian Male                        |                   |
Filipino Female                        |                   |
Filipino Male                          |                   |
Hispanic Female                        |                   |
Hispanic Male                          |                   |
Black Female                           |                   |
Black Male                             |                   |
Asian Female                           |                   |
Asian Male                             |                   |
Native American Female                 |                   |
Native American Male                   |                   |
Multi-Ethnic Female                    |                   |
Multi-Ethnic Male                      |                   |
Non-Minority Female                    |                   |
Disabled Veteran                       |                   |

*See Attached Definitions    Percent of MBE/WBE/DVBE Purchase/Total Purchase

                                       5
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

Exhibit A-2                                     MASTER AGREEMENT NO. P/PS-960163

5.                            SUBCONTRACT ACHIEVEMENT

                            Subcontracting Plan Estimate       Actual for Period          Cumulative
                               MBE      WBE      DVBE        MBE     WBE     DVBE        MBE      WBE     DVBE
Subcontracted Dollars          $       $        $           $       $       $           $        $        $
                               -----   -----    -----       -----   -----   -----       -----    -----    -----
Total Contract/Purchase or
 Work Order Dollars                                         $                           $
                                                            ---------------------       -----------------------
Subcontracted Percent to
 Total Dollars                 %       %        %           %       %        %          %        %        %
                               -----   -----    -----       -----   -----   -----       -----    -----    -----

                                       6
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
               CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

Exhibit A-2                                     MASTER AGREEMENT NO. P/PS-960163

6. MBE/WBE/DVBE Subcontractor(s) (Name, address, city, zip, telephone number), description of goods or service(s) supplied during this reporting and total dollars paid. (Attach additional sheets if necessary)

Name_____________________ | _________________________ | _______________________
Address__________________ | _________________________ | _______________________
City, State, Zip_________ | _________________________ | _______________________
Telephone
Number___________________ | _________________________ | _______________________
Goods/Service(s)_________ | _________________________ | _______________________
Ethnicity________________ | _________________________ | _______________________
Total Dollars____________ | _________________________ | _______________________

7. Remarks (Explain if the actual results as identified in items 4 and 5 are below estimated MBE/WBE/DVBE utilization goal submitted as part of this contract/purchase or work order).

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
8. MBE/WBE/DVBE         |    I hereby certify that      |         Date
   Coordinator          |    the above information      |
   (Name & Title)       |    is true and correct        |
   (Print or Type)      |                               |
                        |                               |
_______________________ |                               |
_______________________ | _____________________________ | ____________________
                        |         Signature             |
________________________|_______________________________|_____________________
                        |                               |
9. Approving Officer    |    I hereby certify that      |         Date
   (Name & Title)       |    the above information      |
   (Print or Type)      |    is true and correct        |
_______________________ |                               |

                                       7
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

Exhibit A-2                                     MASTER AGREEMENT NO. P/PS-960163

_______________________ |                               |
_______________________ | _____________________________ | ____________________
                        |         (Signature)           |
________________________|_______________________________|_____________________
10. This summary report should be mailed
    promptly to:
    Pacific Bell Mobile Services            Note: Questions and/or
    MBE/WBE/DVBE Operations Staff                 requests for assistance
    Results and Analysis Administrator            may be referenced to the
    2600 Camino Ramon, Room 1E400                 MBE/WBE/DVBE
    San Ramon, California 94583                   Subcontracting Administrator
                                                  at (510) 823-7048

                                       8
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

                                  EXHIBIT A-3
      PRIME CONTRACTOR MBE/WBE/DVBE COMMODITY PRODUCT SUBCONTRACTING PLAN

Prime Contractor Name:
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------

RFQ/RFB/RFP/RFI Number (if
  applicable)
             -------------------------------------------------------------------

Description Of Goods Or Services:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Definition:  A commodity (or commercial) product is defined as a unit in regular
----------
production that is sold in substantial quantities to the general public and/or industry at regular prices.

If a company is offering a commodity product, then the subcontracting plan may relate to the company's general production of both commercial and noncommercial products, rather than just specific items being procured under the contract.

The following, together with any attachments is submitted as an MBE/WBE/DVBE subcontracting plan.

1. Do you plan to subcontract any portion of the goods or services being quoted, bid or proposed?

                      YES                     NO
                         --------------         ---------------

2. If answer to item 1 is Yes,
   A.  What is your overall company MBE/WBE/DVBE program goal?

   *Minority Business Enterprises (MBEs)                        %
                                                        --------
   *Women Business Enterprises (WBEs)                           %
                                                        --------
   *Disabled Veteran Business Enterprises (DVBEs)               %
                                                        --------

B. What is your projected MBE/WBE/DVBE purchases?

   *Minority Business Enterprises (MBEs)                        %
                                                        --------
   *Women Business Enterprises (WBEs)                           %
                                                        --------
   *Disabled Veteran Business Enterprises (DVBEs)               %
                                                        --------

*SEE MBE/WBE/DVBE SUBCONTRACTING PLAN CLAUSE IN AGREEMENT FOR DEFINITION OF MBE,
 WBE AND DVBE

                                       9
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

3. If answer to item 1 is No, or if no MBE/WBE/DVBE subcontractors will be utilized where subcontracting has been identified, please explain in detail (attach additional sheets if necessary):

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

4. List the principal goods and/or services to be subcontracted to MBE/WBE/DVBEs, should your quotation, bid or proposal be accepted (attach additional sheets if necessary):

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

5. Describe what good faith efforts you plan to undertake to ensure that MBE/WBE/DVBEs will have an equitable opportunity to compete for subcontracts to be awarded (attach additional sheets if necessary):

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

6. Contractor agrees that is will maintain, if awarded the resulting contract/purchase or work order, all necessary documents and records to support its efforts to achieve its estimated MBE/WBE/DVBE subcontracting goal(s). Contractor also agrees that it will be responsible for identifying, soliciting and qualifying MBE/WBE/DVBE subcontractors.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

7. The following individual, acting in the capacity of MBE/WBE/DVBE coordinator for contractor, will:

   *administer the MBE/WBE/DVBE subcontracting plan
   *submit summary reports (in the form Exhibit A-4), and *cooperate in any studies or surveys as may be required by PBMS in order to determine the extent of compliance by contractor with the subcontracting plan.


    NAME:
         ------------------------------------------------------
    TITLE:
          -----------------------------------------------------
    TELEPHONE NUMBER:
                     ------------------------------------------
    AUTHORIZED SIGNATURE:
                         --------------------------------------
    TYPED/PRINTED NAME:
                       ----------------------------------------
    TITLE:                  DATE:
          ------------------     ------------------------------

                                      10
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

Exhibit A-4                                     MASTER AGREEMENT NO. P/PS-960163

                         PACIFIC BELL MOBILE SERVICES
                  MBE/WBE/DVBE SUMMARY SUBCONTRACTING REPORT
                            (Commodity Results)

1. Reporting Corporation | 2. Contract/Purchase or | 3. This report reflects the
   or Company (Name,     |    Work Order Number    |    utilization of Minority
   address, city, zip    |                         |    Business Enterprise/
   and telephone number) |                         |    Women Business Enter-
                         |                         |    prise/Disabled Veterans
                         |                         |    Enterprise (MBE/WBE/
                         |                         |    DVBE) subcontractors
                         |                         |    for period
                         |                         |
                         |                         |    ________________ through
                         |                         |
                         |                         |    ________________________
                         |                         |    (Please indicate dates)

4.                      SUBCONTRACT DOLLAR AND PERCENTAGE

Ethnicity              Actual             Cumulative        Ethnicity               Actual             Cumulative
                         for                                                          for
                       Period                                                       Period
                      $   |  %            $   |   %                                  $   |  %            $   |   %
Polynesian Female         |                   |              Asian Female                |                   |
Polynesian Male           |                   |              Asian Male                  |                   |
Filipino Female           |                   |              Native American Female      |                   |
Filipino Male             |                   |              Native American Male        |                   |
Hispanic Female           |                   |              Multi-Ethnic Female         |                   |
Hispanic Male             |                   |              Multi-Ethnic Male           |                   |
Black Female              |                   |              Non-Minority Female         |                   |
Black Male                |                   |              Disabled Veteran            |                   |

*See Attached Definitions    Percent of MBE/WBE/DVBE Purchase/Total Purchase

                                      11
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

Exhibit A-4                                     MASTER AGREEMENT NO. P/PS-960163

5.                            SUBCONTRACT ACHIEVEMENT

                            Subcontracting Plan Estimate       Actual for Period          Cumulative
                               MBE      WBE      DVBE        MBE     WBE     DVBE        MBE      WBE     DVBE
MBE/WBE/DVBE Purchases to
Sales                          %       %        %           %       %        %          %        %        %
                               -----   -----    -----       -----   -----   -----       -----    -----    -----

                                      12
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
               CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

Exhibit A-4                                     MASTER AGREEMENT NO. P/PS-960163

6. MBE/WBE/DVBE Subcontractor(s) (Name, address, city, zip, telephone number), description of goods or service(s) supplied during this reporting and total dollars paid. (Attach additional sheets if necessary)

Name_____________________ | _________________________ | _______________________
Address__________________ | _________________________ | _______________________
City, State, Zip_________ | _________________________ | _______________________
Telephone
Number___________________ | _________________________ | _______________________
Goods/Service(s)_________ | _________________________ | _______________________
Ethnicity________________ | _________________________ | _______________________
Total Dollars____________ | _________________________ | _______________________

7. Remarks (Explain if the actual results as identified in items 4 and 5 are below estimated MBE/WBE/DVBE utilization goal submitted as part of this contract/purchase or work order).

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
8. MBE/WBE/DVBE         |    I hereby certify that      |         Date
   Coordinator          |    the above information      |
   (Name & Title)       |    is true and correct        |
   (Print or Type)      |                               |
                        |                               |
_______________________ |                               |
_______________________ | _____________________________ | ____________________
                        |         Signature             |
________________________|_______________________________|_____________________
                        |                               |
9. Approving Officer    |    I hereby certify that      |         Date
   (Name & Title)       |    the above information      |
   (Print or Type)      |    is true and correct        |
_______________________ |                               |

                                      13
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

Exhibit A-4                                     MASTER AGREEMENT NO. P/PS-960163

_______________________ |                               |
_______________________ | _____________________________ | ____________________
                        |         (Signature)           |
________________________|_______________________________|_____________________
10. This summary report should be mailed
    promptly to:
    Pacific Bell Mobile Services            Note: Questions and/or
    MBE/WBE/DVBE Operations Staff                 requests for assistance
    Results and Analysis Administrator            may be referenced to the
    2600 Camino Ramon, Room 1E400                 MBE/WBE/DVBE
    San Ramon, California 94583                   Subcontracting Administrator
                                                  at (510) 823-7048

                                      14
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

                                                MASTER AGREEMENT NO. P/PS-960163

                                                                       EXHIBIT B

                                   CELLSTAR
                     DESCRIPTION OF PRODUCTS AND SERVICES

--------------------------------------------------------------------------------
       DESCRIPTION                          ONE TIME   MONTHLY      PRICE
                                               FEE       FEE       [REDACTED]
--------------------------------------------------------------------------------
1      LOGISTICS
--------------------------------------------------------------------------------
A   Hardware Costs                           [REDACTED]
--------------------------------------------------------------------------------
B   Personnel Costs                          [REDACTED]
--------------------------------------------------------------------------------
C   Assembly Costs                           [REDACTED]        [REDACTED]
--------------------------------------------------------------------------------
D   Advance Return and Pick to Ship                            [REDACTED]
--------------------------------------------------------------------------------
E   Fulfillment Costs                                          [REDACTED]

--------------------------------------------------------------------------------
F   Returns Processing *
    . Receiving and Sort                                       [REDACTED]
    . Triage and return to vendor
    . Triage and repair/refurb

    . Restocking Fee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2      INVENTORY CARRYING COSTS
--------------------------------------------------------------------------------
    A recurring charge, calculated                     [REDACTED]
    and billed monthly as a "cost
    of capital" charged on [REDACTED]








--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3     CREDIT AND COLLECTIONS
--------------------------------------------------------------------------------
  A Receivable Maintenance                             [REDACTED]
    Costs  (calculated on
    [REDACTED]








--------------------------------------------------------------------------------
  B Skid Storage Fee (after [REDACTED] days)                    [REDACTED]
--------------------------------------------------------------------------------
  C Credit and Collection Services                     [REDACTED]
--------------------------------------------------------------------------------

* In addition, PBMS will be billed for the difference when A stock is written down and for return freight of non PBMS items

1




__________
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

                                                MASTER AGREEMENT NO. P/PS-960163

                                   EXHIBIT C



                        PBMS Credit & Collection Costs

--------------------------------------------------------------
       Item            Annual   Monthly         Comment
--------------------------------------------------------------
Collection Analyst    [REDACTED] [REDACTED] [REDACTED]
A/R Posting Rep
Lock Box
PBMS DID Line
Long Distance
D&B Investigation
Postage
Invoices
Credit Applications
EDI Transactions
AS 400
Business Analyst
Sr. Programmer
Programmer
EDI Specialist
EBE @ 20%
--------------------------------------------------------------
     Sub-Total
--------------------------------------------------------------
Contingency
--------------------------------------------------------------
       TOTAL
--------------------------------------------------------------
      Margin
--------------------------------------------------------------
    Grand Total
--------------------------------------------------------------




__________
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

EXHIBIT D                                       MASTER AGREEMENT NO. P/PS-960163


                          PACIFIC BELL PCS PRICE LIST

OEM ACCESSORIES FOR MOTOROLA FLARE

BATTERIES
--------------------------------------------------------------------------------
SNN4512PB                          TALK PACK NICD BATTERY - BLACK    [REDACTED]

SNN4516PB                          TALK PACK NIMH BATTERY - BLACK
SNN4582PB                          XT TALK PACK NICD BATTERY - BLACK
SNN4585PB                          XT TALK PACK NIMH BATTERY - BLACK
SNN4588PB                          STANDARD NICD BATTERY - BLACK
SNN4591PB                          STANDARD NIMH BATTERY - BLACK
SNN4594PB                          XT SLIM NICD BATTERY - BLACK
SNN4597PB                          XT SLIM NIMH BATTERY - BLACK

POWER PLUS TALK AND CHARGE
--------------------------------------------------------------------------------
SLN9933PB                          ULTRA SAVER/CHARGER

LEATHER CASE
--------------------------------------------------------------------------------
LCSXPB                             LEATHER CASE

OEM ACCESSORIES FOR NOKIA 2190

BATTERIES
--------------------------------------------------------------------------------
BBH2SPB                            400 MAH NICD SLIM BATTERY
BBH1SPB                            500 MAH NIMH SLIM BATTERY
BBH2HPB                            1100 MAH NICD HICAP BATTERY
BBH1HPB                            1500 MAH NIMH HICAP BATTERY

POWER PLUS TALK AND CHARGE
--------------------------------------------------------------------------------
LCH2PB                             RAPID IN-CAR CHARGER

LEATHER CASE
--------------------------------------------------------------------------------
LCSXPB                             LEATHER CASE

OEM ACCESSORIES FOR ERICSSON
 CH337

BATTERIES
--------------------------------------------------------------------------------
BKB1931001PB                       550MAH SLIMLINE NIMH BATTERY
BKB1931009PB                       950 MAH MIDCAP NIMH BATTERY
BKB1931015PB                       700 MAH BASIC NICD BATTERY         **
BKB193025PB                        1000 MAH HICAP NICD BATTERY        **
*BKB1931021PB                      1200 MAH NIMH BATTERY
*BKB193085PB                       500 MAH NIMH BATTERY

POWER PLUS TALK AND CHARGE
--------------------------------------------------------------------------------
BML1631001PB                       VEHICLE POWER ADAPTER PLUS         **

LEATHER CASE
KRY1041032PB                       FLIP LEATHER POUCH                 **

NOTE:
"*"  REPRESENTS NEW SKU
"**"  REPRESENTS NEW PRICING
"PB"  SUFFIX ON ABOVE PART NUMBERS REPRESENT PACIFIC BELL CUSTOM PACKAGING.



__________
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.

EXHIBIT E                                       MASTER AGREEMENT NO. P/PS-960163

PACIFIC BELL                             ---------------------------------------
MOBILE SERVICES                                       Purchase Order
4410 Rosewood Drive, Suite 400           ---------------------------------------
Pleasanton, CA 94588                      PURCHASE ORDER NO.   REVISION   PAGE
Phone (510) 227-2200
Fax   (510) 227-2223
                                         ---------------------------------------
                                          THIS PURCHASE ORDER NO. MUST APPEAR ON
                                          ALL INVOICES, PACKING LISTS, CARTONS
                                          AND CORRESPONDENCE RELATED TO THIS
                                          ORDER.
                                         ---------------------------------------

                                           SHIP TO:


                                         ---------------------------------------
VENDOR:                                    BILL TO:


--------------------------------------------------------------------------------
CUSTOMER ACCT. NO.     VENDOR NO.    DATE OF ORDER/BUYER     REVISED DATE/BUYER

--------------------------------------------------------------------------------
PAYMENT TERMS           SHIP VIA                            F.O.B.

--------------------------------------------------------------------------------
FREIGHT TERMS           REQUESTOR/DELIVER TO                CONFIRM TO/TELEPHONE

--------------------------------------------------------------------------------
ITEM PART NUMBER/  DELIVERY DATE   QUANTITY   UNIT   UNIT PRICE   EXTENSION  TAX
     DESCRIPTION
--------------------------------------------------------------------------------

















--------------------------------------------------------------------------------
 APPROVAL:                                         TOTAL
                                                  ------------------------------
                                                   AUTHORIZATION


------------------------------ ------------------ ------------------------------
 Requested By                   Phone              Name

                                                  ------------------------------
                                                   Signature

------------------------------ ------------------ ------------------------------
 Prepared By                    Phone

                                                  ------------------------------
                                                   Date
--------------------------------------------------------------------------------

                                      45
                         PROPRIETARY AND CONFIDENTIAL
                       Not for Use or Disclosure Outside
                CELLSTAR, LTD. and PACIFIC BELL MOBILE SERVICES
                        Except Under Written Agreement

EXHIBIT F                                       MASTER AGREEMENT NO. P/PS-960163

                              Assembly Cost Model
                                  [REDACTED]





__________
"[REDACTED]" indicates confidential portions omitted and filed separately with the Commission.